---------------------------- ------------------------- -----------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------



                             Preliminary Termsheet

                                [$379,107,000]
                                  Approximate

                  Morgan Stanley Mortgage Loan Trust 2006-3AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-3AR
                                    Group 1

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

               IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.


               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.



------------------------------------------------------------------------------
This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. It is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
------------------------------------------------------------------------------

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MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------



                          $379,107,000 (Approximate)
                  Morgan Stanley Mortgage Loan Trust 2006-3AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-3AR
                                    Group 1

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                    Wells Fargo Bank, National Association
                               (Master Servicer)



                                                    Transaction Highlights
                                                    ----------------------

----------- ---------------- ----------------- ---------- -------------- ------------------------- ---------------- --------------
                                                             Avg Life                                   Initial
 Offered                                        Expected     to Call/          Payment Window        Subordination
 Classes       Description       Balance(3)      Ratings     Mty(1)(2)        Call/ Mty (1)(2)          Level(5)       Benchmark
=========== ================ ================= ========== ============== ========================= ================ ==============
  1-A(6)    Senior/Floater(4)  $379,107,000     AAA/Aaa    3.29 / 3.62       1 - 105/ 1 - 360           6.40%        1 Mo. LIBOR
----------- ---------------- ----------------- ---------- -------------- ------------------------- ---------------- --------------
   1-X          WAC IO                          AAA/Aaa                            Not Offered Hereby
----------- ---------------- ----------------- ---------- ------------------------------------------------------------------------
  1-M-1       Subordinate
----------- ----------------
  1-M-2       Subordinate
----------- ----------------
  1-M-3       Subordinate
----------- ----------------
  1-M-4       Subordinate
----------- ----------------
  1-M-5       Subordinate
----------- ----------------
  1-M-6       Subordinate
----------- ----------------                                         Not Offered Hereby
  1-B-1       Subordinate
----------- ----------------
  1-B-2       Subordinate
----------- ----------------
  1-B-3       Subordinate
----------- ----------------
  1-B-4       Subordinate
----------- ----------------
  1-B-5       Subordinate
----------- ----------------
  1-B-6       Subordinate
----------- ---------------- -----------------------------------------------------------------------------------------------------


Notes:    (1)  Certificates are priced to a 10% Optional Termination.
          (2)  Based on 100% of the prepayment assumption as described herein.
          (3)  Bond sizes subject to a variance of plus or minus 10%.
          (4) The Class 1-A Certificates will have a per annum interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps, (ii)
               the Net WAC Cap (as described herein) and (iii) 11.50%.
          (5)  Subordination Levels are preliminary, subject to final Rating
               Agency approval and will have a variance of plus or minus
               1.50%.
          (6) This class is presented solely for purposes of discussion and is likely to be divided into multiple classes with varying coupons, average lives to maturity and payment windows.



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MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------


Issuing Entity:                  Morgan Stanley Mortgage Loan Trust 2006-3AR

Depositor:                       Morgan Stanley Capital I Inc. The offered certificates will be issued under the depositor's registration statement (File No. 333-104283 with the Securities and
                                 Exchange Commission).

Sponsor                          Morgan Stanley Mortgage Capital Inc.

Originators:                     The Sponsor, is expected to be the originator for approximately 55.87% of the Mortgage
                                 Loans in Loan Group 1 (the "Group 1 Mortgage Loans") by principal balance. Wachovia
                                 Mortgage Corp. is expected to be the originator for approximately 14.44% of the Group 1
                                 Mortgage Loans by principal balance. Wells Fargo Bank, National Association is expected to be the originator for approximately 10.20% of the Group 1 Mortgage Loans by principal balance. No other originator is expected to have originated more than 10% of the Group 1 Mortgage Loans by principal balance.

Servicers:                       GMAC Mortgage Corporation is expected to be the initial servicer of 70.60% of the Group
                                 1 Mortgage Loans by principal balance. See Exhibit 2. Wachovia Mortgage Corp. is expected to be the initial servicer of 14.05% of the Group 1 Mortgage Loans by principal balance. Wells Fargo Bank, National Association is expected to be the initial servicer of 10.20% of the Group 1 Mortgage Loans by principal balance. No other servicer is expected to be the direct servicer for more than 10% of the Group 1
                                 Mortgage Loans by principal balance.

Servicing Fee:                   The Servicing Fee Rate is expected to be between 0.250% and 0.375%. The weighted average Servicing Fee Rate as of the Cut-off Date is expected to be 0.302%. For its compensation the master servicer will receive reinvestment income on amounts on deposit for the period from between the servicer remittance date and the Distribution Date.
                                 From its compensation, the master servicer will pay the fees of the Securities
                                 Administrator, the Trustee and any Custodians ongoing (safekeeping and loan file release only) fees.

Servicer Remittance Date:        Generally, the 18th of the month in which the Distribution Date occurs.

Master Servicer/
Securities
Administrator/Auction            Wells Fargo Bank, National Association.
Administrator:

Trustee:                         LaSalle Bank National Association.

Managers:                        Morgan Stanley (sole lead manager)

Rating Agencies:                 The Offered Certificates are expected to be rated by two out of the three major rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch.

Offered Certificates:            The Class 1-A Certificates.

Group 1 Senior                   The Class 1-A and Class 1-X Certificates or any classes of certificates resulting from
Certificates:                    the division of the Offered Certificates and having a distribution priority over the
                                 Group 1 Subordinate Certificates.

LIBOR Certificates:              The Class 1-A Certificates.

Notional Certificates:           The Class 1-X Certificates.

Class 1-M Certificates:          The Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, and Class 1-M-6
                                 Certificates.



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MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------


Class 1-B Certificates           The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, and Class 1-B-6
                                 Certificates.

Group 1 Subordinate              The Class 1-M and Class 1-B Certificates.
Certificates:

Group 1 Certificates:            The Group 1 Senior and Group 1 Subordinate Certificates.

Other Certificates               It is anticipated that other classes of certificates will be issued by the Issuing
                                 Entity, including other groups of Senior Certificates (each a "Senior Certificate
                                 Group"), and other classes of subordinate certificates. There will be no cross collateralization between the Group 1 Certificates and any other classes of certificates.

Expected Closing Date:           February 28, 2006 through DTC and, upon request only, through Euroclear or Clearstream.

Cut-off Date:                    February 1, 2006.

Forms and Denomination:          The Offered Certificates will be issued in book-entry form and in minimum dollar denominations of $25,000, with an addition increment of $1,000.

CPR:                             "CPR" represents an assumed constant rate of prepayment each month of the then outstanding principal balance of a pool of mortgage loans.

Prepayment Assumption:           o     Fixed Rate Mortgage Loans: CPR starting at approximately 8% CPR in month 1 and increasing to 20% CPR in month 12 (12%/11 increase for each month), and remaining at 20% CPR thereafter
                                 o     ARM Mortgage Loans:  25% CPR

Record Date:                     For the Offered Certificates and any Distribution Date, the business day immediately preceding that Distribution Date, or if the Offered Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that Distribution Date.

Accrued Interest:                The Class 1-A Certificates will settle with accrued interest from February 25, 2006 through February 28, 2006 (on a 30/360 basis).

Accrual Period:                  The interest accrual period (the "Accrual Period") with respect to the Class 1-A
                                 Certificates for a given Distribution Date will be the period beginning on the 25th day of the month and ending on the 24th day of the month (on a 30/360 basis) in which the
                                 Distribution Date occurs.

Distribution Dates:              The 25th of each month, or if such day is not a business day, on the next business day, beginning March 27, 2006.

Last Scheduled                   The Distribution Date occurring in [March 2036].
Distribution Date:

Clean-Up Call:                   The terms of the transaction allow for a purchase of the Group 1 Mortgage Loans resulting in the retirement of the Certificates once the aggregate principal balance of the Group 1 Mortgage Loans is equal to 10% or less of aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date (the "Clean-Up Call Date"). The
                                 Master Servicer may assign its right to the Clean-Up Call to another party.



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MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------


Optional Termination of          Commencing with the first Clean-up Call Date, the Auction Administrator shall solicit
the Trust Fund by                bids for the purchase of the Group 1 Mortgage Loans from at least three institutions
Purchaser or Auction:            that are regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Group 1 Mortgage Loans. If the Auction Administrator
                                 receives at least three bids for the Group 1 Mortgage Loans, any related REO Property and any other property related to the Group 1 Mortgage Loans remaining in the trust fund (collective, the "Group 1 Assets"), and one of those bids is at least equal to the
                                 Minimum Auction Price, the Auction Administrator shall sell the Group 1 Assets to the highest bidder (the "Auction Purchaser") at the price offered by the Auction Purchaser
                                 (the "Mortgage Loan Auction Price"). If the Auction Administrator receives less than three bids, or does not receive any bid that is at least equal to the Minimum Auction
                                 Price, the Auction Administrator shall, on each six-month anniversary of the initial
                                 Clean-up Call Date, repeat these auction procedures until the Auction Administrator receives a bid that is at least equal to the Minimum Auction Price, at which time the
                                 Auction Administrator shall sell the Group 1 Assets to the Auction Purchaser at that
                                 Mortgage Loan Auction Price; provided, however, that the Auction Administrator shall not be required to repeat these auction procedures on any Distribution Date for any six-month anniversary of the initial Clean-up Call Date unless the Auction
                                 Administrator reasonably believes that there is a reasonable likelihood of receiving a bid of at least the Minimum Auction Price.

                                 Commencing with the first Distribution Date following the first Clean-up Call Date, if an auction is held but the Auction Administrator does not receive the Minimum Auction
                                 Price, then the Master Servicer will have the option, subject to the provisions of the pooling and servicing agreement, to purchase the Mortgage Loans for a price equal to the sum of (a) 100% of the aggregate Stated Principal Balance of the Group 1 Mortgage
                                 Loans, plus accrued interest thereon, (b) the fair market value of any related REO
                                 Property and (c) any unreimbursed servicing advances related to the Group 1 Mortgage
                                 Loans.

Minimum Auction Price:           For any Distribution Date on which an auction is being held, the sum of (a) 100% of the current aggregate principal balance of the Group 1 Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property in the trust fund and all other property related to the Group 1 Mortgage Loans in the trust fund being purchased, (c) any unreimbursed servicing advances related to the Group 1
                                 Mortgage Loans and (d) any expenses incurred by the Auction Administrator relating to the Auction process.

Group 1 Mortgage Loans:          As of the Cut-off Date, the Group 1 Mortgage Loans consist of 1,033 fixed rate and adjustable rate residential, first-lien mortgage loans. The aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date will be approximately
                                 $405,029,110.

                                 It is expected that as of the closing date, additional groups of Mortgage Loans (each a
                                 "Loan Group") will be part of the trust. Certificates relating to those groups are non-offered hereby.

Substitution Adjustment          The amount by which the balance of any Mortgage Loan that is repurchased from the trust
Amount:                          exceeds the balance of any Mortgage Loan which is then substituted. The entity substituting for a Mortgage Loan is required to deposit into the trust the Substitution
                                 Adjustment Amount.

Liquidated Mortgage              A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the related
Loan:                            Servicer has determined that all recoverable liquidation and insurance proceeds have been received.

Realized Loss:                   A "Realized Loss" for a Liquidated Mortgage Loan is the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan.

REO Property                     Real Estate owned by the issuing entity.



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MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
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---------------------------- ------------------------- -----------------------


Delinquency:                     As calculated using the MBA methodology, as of the cut-off date, none of the mortgage loans were more than 30 days' delinquent. No more than 5% of the mortgage loans by aggregate stated principal balance as of the cut-off date have been delinquent 30 days or more at least once since they were originated. The servicer of some of these mortgage loans has changed at least one time since they were originated. A servicing transfer in some cases may have contributed to the delinquency of the mortgage loan.
                                 None of the mortgage loans have been 60 or more days delinquent over the last twelve months.

Class Principal Balance:         The "Class Principal Balance" of any Class of Certificates as of any Distribution Date
                                 is the initial Class Principal Balance of the Class listed on page 2 of this preliminary termsheet reduced by the sum of (i) all amounts previously distributed to holders of Certificates on the Class as payments of principal, and (ii) the amount of
                                 Realized Losses (including Excess Losses) on the Group 1 Mortgage Loans allocated to the Class.

Due Date:                        "Due Date" means, with respect to a Mortgage Loan, the day of the calendar month on which scheduled payments are due on that Mortgage Loan. With respect to any
                                 Distribution Date, the related Due Date is the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:               "Prepayment Period" means for any Mortgage Loan and any Distribution Date, the calendar month preceding that Distribution Date.

Principal Amount:                The "Principal Amount" for any Distribution Date and Loan Group 1 will equal the sum of:

                                 1. all monthly payments of principal due on each Mortgage Loan (other than a liquidated mortgage loan) in that Loan Group on the related Due Date,

                                 2. the principal portion of the purchase price of each Mortgage Loan in that Loan Group that was repurchased by the Seller pursuant to the Pooling and Servicing Agreement or the related Originator pursuant to the related underlying mortgage loan purchase agreement as of the Distribution Date,

                                 3. the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that Loan Group received with respect to the Distribution Date,

                                 4. any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

                                 5. with respect to each Mortgage Loan in that Loan Group that became a Liquidated
                                 Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

                                 6. all partial and full principal prepayments by borrowers on the Mortgage Loans in that Loan Group received during the related Prepayment Period, and

                                 7. any subsequent recoveries (as further described in the Free Writing Prospectus under
                                 "Servicing of the Mortgage Loan - Subsequent Recoveries") on the Mortgage Loans in that
                                 Loan Group received during the calendar month preceding the month of the Distribution
                                 Date.



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MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

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

Senior Principal                 The "Senior Principal Distribution Amount" for any Distribution Date and Loan Group 1
Distribution Amount:             will equal the sum of

                                 othe related Senior Percentage of all amounts described in clauses 1. through 4. of the definition of Principal Amount for that Loan Group and that Distribution Date,

                                 ofor each Mortgage Loan in that Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

                                      o the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as
                                      of the Due Date in the month preceding the month of that Distribution Date and

                                      o either (i) the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan or (ii) if an Excess Loss was sustained on the Liquidated Mortgage Loan during the preceding calendar month, the related Senior Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan, and

                                 o the sum of the related Senior Prepayment Percentage of amounts described in clauses
                                 6. and 7. of the definition of Principal Amount for that Loan Group and that
                                 Distribution Date;

                                 o any transfer payments received for that Loan Group and Distribution Date;

                                 provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained on a
                                 Mortgage Loan in that Loan Group that is not a Liquidated Mortgage Loan, that Senior
                                 Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the principal portion of the Bankruptcy Loss.

Senior Percentage:               The "Senior Percentage" for the Senior Certificates related to a Loan Group (each such group a "Senior Certificate Group") and any Distribution Date is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal
                                 Balance of each Class of Senior Certificates (other than the Notional Amount
                                 Certificates) in that Senior Certificate Group immediately before that Distribution
                                 Date, and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in the related Loan Group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments in the
                                 Prepayment Period related to such prior Due Date).

                                 The "Subordinated Percentage" for the Subordinated Certificates for each Loan Group and
                                 Distribution Date is calculated as the difference between 100% and the related Senior
                                 Percentage on such Distribution Date.



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MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

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

Senior Prepayment                The "Senior Prepayment Percentage" for a Senior Certificate Group for any Distribution
Percentage:                      Date occurring during the seven years beginning on the first Distribution Date will equal 100%. Thereafter, the Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the Senior Certificates (other than the Notional Amount Certificates) which receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the Mortgage Loans evidenced by the Subordinated
                                 Certificates. Increasing the respective interest of the Subordinated Certificates relative to the Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinated Certificates.

                                 The Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will be as follows: for any
                                 Distribution Date in the first year thereafter, the related Senior Percentage plus 70%
                                 of the Subordinated Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the Subordinated
                                 Percentage for the Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the Subordinated Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the Subordinated Percentage for such Distribution
                                 Date; and for any Distribution Date thereafter, the related Senior Percentage for such
                                 Distribution Date (unless on any Distribution Date the related Senior Percentage of a related Senior Certificate Group exceeds the Senior Percentage of such Senior
                                 Certificate Group as of the Closing Date, in which case the Senior Prepayment
                                 Percentage for the Distribution Date will once again equal 100%).

                                 Notwithstanding the preceding paragraph, if (x) on or before the Distribution Date in
                                 February 2009, the related Subordinated Percentage is at least 200% of the related
                                 Subordinated Percentage as of the Closing Date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the Mortgage Loans do not exceed 20% of the related original subordinate principal balance, the Senior Prepayment Percentage for
                                 Loan Group 1 will equal the Senior Percentage for that Distribution Date plus 50% of the amount equal to 100% minus the Senior Percentage and (y) after the Distribution
                                 Date in February 2009, the Subordinated Percentage is at least 200% of the Subordinated
                                 Percentage as of the Closing Date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the Group 1 Mortgage Loans do not exceed 30% of the original subordinate principal balance (the "Two Times Test"), the Senior Prepayment
                                 Percentage will equal the Senior Percentage.

Credit Enhancement:              Credit enhancement will be provided by:
                                      o     The subordination of one or more classes of the securities of the series
                                      o     The preferential allocation  of some or all of the prepayments on the Group 1
                                            Mortgage Loans to the Group 1 Senior Certificates in order to increase the level of subordination in the trust.


Corridor Contract                Morgan Stanley Capital Services Inc.
Counterparty:



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MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

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

Description of the               The Corridor Contract Counterparty, is a wholly-owned, unregulated, special purpose
Corridor Contract                subsidiary of Morgan Stanley ("Morgan Stanley"). The Corridor Contract Counterparty
Counterparty:                    conducts business in the over-the counter derivatives market, engaging in a variety of derivatives products, including interest rate swaps, currency swaps, credit default swaps and interest rate options with institutional clients. The obligations of the
                                 Corridor Contract Counterparty are 100% guaranteed by Morgan Stanley.

                                 As of the date hereof, Morgan Stanley is rated "AA-" by Fitch Ratings, "A+" by Standard
                                 & Poor's Rating Services and "Aa3" by Moody's Investor's Service, Inc.

                                 The Sponsor believes that the significance percentage of the Class 1-A Interest Rate
                                 Cap will be less than 10% as of the Closing Date. The Sponsor calculated the significance percentage by reference to the "Significance Estimate" of the [corridor contract], which is determined based on a reasonable good faith estimate of maximum probable exposure represented by the Class 1-A Interest Rate Cap made in substantially the same manner as that used in the Sponsor's internal risk management process in respect of similar instruments. The "Significance Percentage" is the percentage that the amount of the significance estimate represents of the class principal balance of the classes of offered certificates that have the benefit of the Class 1-A Interest
                                 Rate Cap.

Class 1-A Interest Rate          Beginning on the second Distribution Date, and for a period of 103 months thereafter,
Cap:                             an Interest Rate Cap will be entered into by the Trust for the benefit of the Class 1-A
                                 Certificates.

                                 For its duration, the Class 1-A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling)
                                 over the cap strike (on a 30/360 day count basis), (ii) the Class 1-A Interest Rate Cap
                                 Notional Balance as set forth on "Interest Rate Cap Schedule" herein and (iii) 100
                                 ("the Class 1-A Interest Rate Cap Payment").

                                 Proceeds from the Class 1-A Interest Rate Cap will be deposited into the Reserve Fund as needed and then distributed on each Distribution Date to the Class 1-A Certificates.

Class 1-A Interest Rate          The Class 1-A Interest Rate Cap Payment shall be available to pay any Class 1-A Net WAC
Cap Payment Allocation:          Shortfall due to the Class 1-A Certificates

Net Mortgage Rate:               The "Net Mortgage Rate" with respect to any Mortgage Loan is the related Mortgage Rate minus the related Servicing Fee Rate and lender paid mortgage insurance, if any.

Net WAC Cap:                     For each Distribution Date and the Class 1-A Certificates, the weighted average of the
                                 Net Mortgage Rates for the Group 1 Mortgage Loans ("Net WAC Cap"), as of the related
                                 Due Date.

Class 1-A Net WAC                If on any Distribution Date, the Certificate Interest Rate of the Class 1-A
Shortfall:                       Certificates is subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Formula Rate over (b) the amount of interest received on such Certificates based on the Net WAC Cap , plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Formula Rate) (a "Class 1-A Net WAC
                                 Shortfall").

Certificate Interest Rate:       The Class 1-A Certificates will have a Certificate Interest Rate equal to the lesser of
                                 (i) the related Certificate Formula Rate and (ii) the Net WAC Cap.

Certificate Formula Rate:        The Class 1-A Certificates will have a Certificate Formula Rate equal to the lesser of
                                 (i) one-month LIBOR plus the related margin and (ii) 11.50%.



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MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------


LIBOR:                           LIBOR will be established as follows:
                                     1.   If on any LIBOR determination date two or more reference banks provide offered quotations, LIBOR for the next interest accrual period shall be the arithmetic mean of the offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/32%).
                                     2.   If on any LIBOR determination date only one or none of the reference banks provides offered quotations, LIBOR for the next interest accrual period shall be whichever is the higher of
                                               a.    LIBOR as determined on the LIBOR determination date or
                                               b.    The reserve interest rate.
                                 See "Description of the Certificates - Indices Applicable to Floating Rate and Inverse
                                 Floating Rate Classes" as listed in the prospectus.

Reserve Fund:                    As of the Closing Date, the "Reserve Fund" will be established on behalf of the Class
                                 1-A Certificates. The Reserve Fund will be funded by an initial deposit of funds on the
                                 Closing Date, and thereafter, by amounts otherwise distributable to the Class 1-X
                                 Certificates and any amounts paid under the Class 1-A Interest Rate Cap to the extent of any of Net WAC Shortfall amounts for a related Distribution Date remaining after allocation of any payments made with respect to the interest rate cap. The Reserve Fund will not be an asset of the REMIC. On any Distribution Date, the Class 1-A Certificates
                                 will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date remaining after allocation of payments made under the interest rate cap, to the extent available. Any amounts remaining in the Reserve Fund after such distribution will be distributed to the Class
                                 1-X Certificates.

Loss and Delinquency             Notwithstanding the foregoing, no decrease in the related Senior Prepayment Percentage
Tests:                           will occur unless both of the step down conditions listed below are satisfied:
                                     o    the outstanding principal balance of all Group 1 Mortgage Loans delinquent 60 days or more (including Group 1 Mortgage Loans in foreclosure, real estate owned by the trust fund and Group 1 Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Group 1 Subordinate
                                          Certificates, does not equal or exceed 50%, and
                                     o    cumulative Realized Losses on the Group 1 Mortgage Loans do not exceed
                                               (a)   commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of the aggregate Class Principal
                                                     Balance of the Subordinated Certificates as of the Closing Date
                                                     (with respect to the Group 1 Subordinate Certificates, the
                                                     "original subordinate principal balance").
                                               (b)   commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the original subordinate principal balance
                                               (c)   commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the original subordinate principal balance
                                               (d)   commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and
                                               (e)   commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the original subordinate principal balance.



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MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------


Allocation of Realized           Any realized losses (other than Excess Losses) on the Group 1 Mortgage Loans will be
Losses:                          allocated as follows: first, to the Group 1 Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance thereof has been reduced to zero; thereafter, to the Class 1-A
                                 Certificates in reduction of their principal balance, until the class principal balance thereof has been reduced to zero.

                                 On each Distribution Date, Excess Losses on the Group 1 Mortgage Loans will be allocated among the classes of Group 1 Senior Certificates and the Group 1 Subordinated
                                 Certificates pro rata, based on their Class Certificate Balances.

Excess Loss                      Excess Losses are special hazard, fraud or bankruptcy losses that exceed levels specified by the Rating Agencies based on their analysis of the Mortgage Loans.

Senior Credit Support            The "Senior Credit Support Depletion Date" for the Group 1 Senior Certificates is the date
Depletion Date:                  on which the aggregate Class Principal Balance of the Group 1 Subordinated Certificates
                                 has been reduced to zero.

Certificate Priority of          With respect to any Distribution Date, available funds from the Group 1 Mortgage Loans will be
Distributions:                   distributed in the following order of priority:
                                     1)   Group 1 Senior Certificates, accrued and unpaid interest at the related
                                          Certificate Interest Rate, from the Mortgage Loans; provided, however, the amount of interest otherwise distributable to the Class 1-X Certificates shall first be deposited in the Reserve Fund.
                                     2)   Class 1-A Certificates, Senior Principal Distribution Amount as allocable to such class.
                                     3)   Class 1-A Certificates, the related Net WAC Shortfall amount from the Reserve
                                          Fund, remaining unpaid after application of the amounts received under the
                                          Class 1-A Interest Rate Cap.
                                     4)   Class 1-X Certificates, the excess amounts related to the Class 1-X
                                          Certificates, from the Reserve Fund.
                                     5)   Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6,
                                          Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class
                                          1-B-6 Certificates, in sequential order, first accrued and unpaid interest at the related Certificate Interest Rate and then the respective shares of principal allocable to such classes.

Trust Tax Status:                One or more REMICs.

ERISA Eligibility:               Subject to the considerations in the Prospectus and the Free Writing Prospectus, the
                                 Offered Certificates are ERISA eligible and may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as
                                 amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan.

SMMEA Eligibility:               It is anticipated that the Offered Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration Statement and       This term sheet does not contain all information that is required to be included in a
Prospectus:                      registration statement, or in a base prospectus and prospectus supplement.

                                 The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Issuing Entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
                                 www.sec.gov. Alternatively, the Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.



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MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------


                                 The registration statement referred to above (including the prospectus) is incorporated in this term sheet by reference. and may be accessed by clicking on the following hyperlink:
                                 http://www.sec.gov/Archives/edgar/data/762153/000091412105001150/0000914121-05-001150.txt

Risk Factors:                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT AND
                                 IN THE FREE WRITING PROSPECTUS SUPPLEMENT AND THE PROSPECTUS SUPPLEMENT FOR MORGAN
                                 STANLEY MORTGAGE LOAN TRUST 2006-3AR TRANSACTION REFERRED FOR A DESCRIPTION OF
                                 INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED
                                 CERTIFICATES.

Static Pool Information:         Information concerning the sponsor's prior residential mortgage loan securitizations involving fixed- and adjustable-rate mortgage loans secured by first-mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at http://www.morganstanley.com/institutional/abs_spi/Prime_AltA.html. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past two years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than two years from the date of this term sheet. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.



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MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------


                                      Weighted Average Life ("WAL") Sensitivity(1)
                                                  To Clean-up Call Date


----------------------------------------------------------------------------------------------------------------------------------
Prepay     Prepayment Assumption        60           75            85           100           125           150          200
  Speed    (% )
----------------------------------------------------------------------------------------------------------------------------------
   1-A     WAL (yrs)                   5.56         4.46          3.93          3.29         2.55          2.05          1.43
           Principal Window          1 - 172       1 - 141       1 - 125      1 - 105       1 - 82        1 - 66        1 - 46
----------------------------------------------------------------------------------------------------------------------------------




                                      Weighted Average Life ("WAL") Sensitivity(1)
                                    To Maturity (of the last maturing Mortgage Loan)



----------------------------------------------------------------------------------------------------------------------------------
Prepay     Prepayment Assumption        60           75            85           100           125           150          200
  Speed    (% )
----------------------------------------------------------------------------------------------------------------------------------
   1-A     WAL (yrs)                   5.98         4.86          4.29          3.62         2.82          2.27          1.57
           Principal Window          1 - 360       1 - 360       1 - 360      1 - 360       1 - 360       1 - 360      1 - 359
----------------------------------------------------------------------------------------------------------------------------------


1. Run using Structuring Assumptions as further described herein.




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---------------------------- ------------------------- -----------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------

                Schedule of Effective Net WAC Cap Rates (1)(2)


                       Period          Class 1-A Effective
                                             Cap (%)
                          0                    -
                          1                   4.83
                  2 and thereafter            11.50







(1) Beginning in period 2, calculated as (a) Net WAC Cap plus (b) the proceeds from the Interest Rate Cap divided by the beginning period balances of the Class 1-A Certificates times 12 plus (c) any Reserve Fund Deposits from the Class 1-X Certificate divided by the beginning period balances of the Class 1-A Certificates times 12, subject to a maximum of 11.50%.
2 Run to first possible Clean up Call Date assuming 100% of the Prepayment Assumption, no losses and all indices are 20%, beginning in period 2.


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---------------------------- ------------------------- -----------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------



                              Interest Rate Cap Schedules

                              Class 1-A Interest Rate Cap
--------------------------------------------------------------------------------------------
             Class 1-A                                         Class 1-A
             Interest                                          Interest     Strike  Ceiling
 Period      Rate Cap      Strike %   Ceiling %    Period      Rate Cap     %          %
             Notional                                          Notional
            Balance ($)                                       Balance ($)
    2      3,713,221.27     5.780       11.240       55      1,070,692.76  6.528    11.240
    3      3,635,707.45     5.830       11.240       56      1,047,319.32  6.515    11.240
    4      3,558,517.09     5.849       11.240       57      1,024,461.00  6.811    11.240
    5      3,481,644.10     5.935       11.240       58      1,002,105.60  6.908    11.240
    6      3,405,085.44     5.971       11.240       59       980,251.08   8.908    11.240
    7      3,328,851.58     5.991       11.240       60       958,868.57   9.017    11.240
    8      3,252,944.57     5.993       11.240       61       937,953.88   9.041    11.240
    9      3,177,371.50     5.997       11.240       62       917,499.43   9.034    11.240
   10      3,102,150.88     6.195       11.240       63       897,494.90   9.027    11.240
   11      3,028,005.48     6.234       11.240       64       877,930.31   9.021    11.240
   12      2,955,478.38     6.241       11.240       65       858,795.90   9.014    11.240
   13      2,884,572.20     6.240       11.240       66       840,082.11   9.007    11.240
   14      2,815,249.14     6.242       11.240       67       821,779.60   9.001    11.240
   15      2,747,473.62     6.247       11.240       68       803,879.24   8.994    11.240
   16      2,681,209.20     6.247       11.240       69       786,372.11   8.987    11.240
   17      2,616,423.49     6.286       11.240       70       769,249.49   8.981    11.240
   18      2,553,083.24     6.292       11.240       71       752,502.87   8.974    11.240
   19      2,491,156.90     6.301       11.240       72       736,123.90   8.967    11.240
   20      2,430,615.07     6.301       11.240       73       720,104.43   8.960    11.240
   21      2,371,423.22     6.327       11.240       74       704,436.50   8.953    11.240
   22      2,313,552.24     6.517       11.240       75       689,112.31   8.947    11.240
   23      2,257,040.13     6.562       11.240       76       674,124.25   8.940    11.240
   24      2,201,785.48     6.590       11.240       77       659,464.88   8.933    11.240
   25      2,147,761.43     6.592       11.240       78       645,126.92   8.926    11.240
   26      2,094,939.91     6.592       11.240       79       631,103.25   8.919    11.240
   27      2,043,292.54     6.598       11.240       80       617,386.93   8.913    11.240
   28      1,992,793.28     6.599       11.240       81       603,971.15   8.906    11.240
   29      1,943,416.21     6.655       11.240       82       590,849.26   8.899    11.240
   30      1,895,135.49     6.682       11.240       83       578,014.76   8.892    11.240
   31      1,847,928.66     6.692       11.240       84       565,461.31   8.885    11.240
   32      1,801,773.14     6.748       11.240       85       553,182.68   8.879    11.240
   33      1,756,643.40     6.915       11.240       86       541,172.80   8.872    11.240
   34      1,712,505.58     7.117       11.240       87       529,425.74   8.865    11.240
   35      1,672,167.37     7.216       11.240       88       517,935.69   8.858    11.240
   36      1,632,753.69     7.253       11.240       89       506,696.97   8.851    11.240
   37      1,594,244.10     6.690       11.240       90       495,704.03   8.844    11.240
   38      1,559,307.40     6.679       11.240       91       484,951.46   8.837    11.240
   39      1,525,143.73     6.675       11.240       92       474,433.93   8.831    11.240
   40      1,491,736.05     6.666       11.240       93       464,146.27   8.824    11.240
   41      1,459,067.53     6.664       11.240       94       454,083.40   8.817    11.240
   42      1,427,121.67     6.659       11.240       95       444,240.37   8.810    11.240
   43      1,395,882.09     6.646       11.240       96       434,612.33   8.803    11.240
   44      1,365,332.85     6.635       11.240       97       425,194.54   8.796    11.240
   45      1,335,458.81     6.625       11.240       98       415,982.37   8.789    11.240
   46      1,306,244.62     6.608       11.240       99       406,971.28   8.782    11.240
   47      1,277,675.87     6.609       11.240       100      398,156.84   8.775    11.240
   48      1,249,738.10     6.603       11.240       101      389,534.72   8.769    11.240
   49      1,222,417.12     6.590       11.240       102      381,100.69   8.762    11.240
   50      1,195,699.05     6.579       11.240       103      372,850.61   8.755    11.240
   51      1,169,570.53     6.569       11.240       104      364,780.42   8.748    11.240
   52      1,144,018.42     6.558       11.240       105      356,886.17   8.741    11.240
   53      1,119,029.87     6.548       11.240    106 and           0.00   0.000     0.000
   54      1,094,592.30     6.534       11.240   thereafter



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---------------------------- ------------------------- -----------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------

Structuring Assumptions

     o the Group 1 Mortgage Loans prepay at the specified constant percentages of the related Prepayment Assumption,

     o no defaults in the payment by mortgagors of principal of and interest on the Group 1 Mortgage Loans are experienced,

     o scheduled payments on the Group 1 Mortgage Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed before giving effect to prepayments received on the last day of the prior month,

     o the scheduled monthly payment for each Group 1 Mortgage Loan is calculated based on its principal balance, mortgage rate and remaining term to stated maturity, so that each Group 1 Mortgage Loan will amortize in amounts sufficient to repay the remaining principal balance of such Group 1 Mortgage Loan by its remaining term to stated maturity, in some cases following an interest only period, as indicated in the table below,

     o prepayments are allocated as described in this preliminary termsheet and in the freewriting prospectus without giving effect to loss and delinquency tests,

     o the initial Class Principal Balance of each Class of Offered Certificates is as set forth on page 2 of this preliminary termsheet,

     o there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Group 1 Mortgage Loans and are received on the last day of each month, commencing in the calendar month of the Closing Date,

     o distributions in respect of the Certificates are received in cash on the 25th day of each month commencing in the calendar month following the Closing Date,

     o the Closing Date of the sale of the Certificates is February 28, 2006,

     o neither the Seller nor any Originator is required to repurchase or substitute for any Group 1 Mortgage Loan,

     o the levels of the one-month LIBOR, Six-Month LIBOR, One-Year LIBOR, and One-Year CMT Indices remain constant at 4.570%, 4.931%, 5.103% and 4.676% respectively,

     o the Mortgage Rate on each Group 1 Mortgage Loan with an adjustable Mortgage Rate will be adjusted on each interest adjustment date (as necessary) to a rate equal to the applicable Index plus the Gross Margin, subject to Maximum Mortgage Rates, Minimum Mortgage Rates and Initial and Subsequent Periodic Rate Caps (as applicable), set forth in the table below,

     o scheduled monthly payments on each Group 1 Mortgage Loan will be adjusted in the month immediately following the interest adjustment date (as necessary) for such Group 1 Mortgage Loan to equal the fully amortizing payment described above, in some cases, following an interest only period, and

     o Loan Group 1 consists of [132] Mortgage Loans with the following characteristics:


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material.
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---------------------------- ------------------------- -----------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------


                                                                                    Original      Remaining
                                       Cut-off                        Current        Term to       Term to        Initial
                                         Date           Current         Net          Stated         Stated        Periodic
                    Index             Principal        Mortgage       Mortgage      Maturity       Maturity         Rate
   Type              Name            Balance ($)       Rate (%)       Rate (%)      (Months)       (Months)       Cap (%)
------------  -------------------  -----------------  ------------  -------------  ------------  -------------  -------------
    ARM         6 Month LIBOR         449,064.61        6.81159       6.43659          360           359          2.00000
    ARM         6 Month LIBOR         161,000.00        6.87500       6.50000          360           360          2.00000
    ARM         6 Month LIBOR          65,453.05        7.50000       7.12500          360           358          2.00000
    ARM         6 Month LIBOR         324,424.94        6.62500       6.25000          360           358          2.00000
    ARM         6 Month LIBOR         467,169.06        7.19208       6.81708          360           354          3.00000
    ARM         6 Month LIBOR         134,298.77        8.19365       7.81865          360           350          3.00000
    ARM         6 Month LIBOR         974,811.21        6.94383       6.56883          360           354          3.00000
    ARM         6 Month LIBOR         142,368.88        7.26055       6.88555          360           350          3.00000
    ARM         6 Month LIBOR         103,572.75        5.87500       5.50000          360           356          6.00000
    ARM         6 Month LIBOR         180,000.00        6.34000       5.96500          360           358          3.00000
    ARM         6 Month LIBOR         101,796.00        6.34000       5.96500          360           350          3.00000
    ARM         6 Month LIBOR         409,520.00        5.72819       5.35319          360           350          3.00000
    ARM         6 Month LIBOR         464,000.00        7.75000       7.37500          360           356          5.00000
    ARM         6 Month LIBOR         835,800.00        7.14319       6.76819          360           359          2.00000
    ARM         6 Month LIBOR         821,250.00        6.94422       6.56922          360           358          2.00000
    ARM         6 Month LIBOR         229,200.00        7.62500       7.25000          360           359          2.00000
    ARM         6 Month LIBOR       3,056,950.00        7.41150       7.03650          360           359          2.00000
    ARM         6 Month LIBOR         142,146.00        7.25000       6.87500          360           359          2.00000
    ARM         6 Month LIBOR       2,071,475.93        6.35240       5.97740          360           356          3.00000
    ARM          1 Year LIBOR         312,142.78        5.55977       5.18477          360           355          2.00000
    ARM          1 Year LIBOR         555,917.13        6.35812       5.98312          360           354          6.00000
    ARM           1 Year CMT       40,392,650.04        5.22758       4.97758          360           329          2.00000
    ARM           1 Year CMT          470,584.84        4.25000       4.00000          360           330          6.00000
    ARM          1 Year LIBOR         114,921.63        5.82500       5.45000          360           349          2.00000
    ARM          1 Year LIBOR         132,000.00        5.57500       5.20000          360           350          2.00000
    ARM          1 Year LIBOR         856,000.00        5.80958       5.43458          360           352          6.00000
    ARM          1 Year LIBOR         208,000.00        5.75000       5.37500          360           351          6.00000
    ARM          1 Year LIBOR         544,000.00        6.25000       5.87500          360           358          2.00000
    ARM          1 Year LIBOR       2,974,039.86        6.40395       6.02895          360           357          6.00000
    ARM          1 Year LIBOR         583,200.00        6.75000       6.37500          360           359          6.00000
    ARM          1 Year LIBOR         572,000.00        6.50000       6.12500          360           358          6.00000
    ARM          1 Year LIBOR         163,000.00        6.75000       6.37500          360           358          6.00000
    ARM         6 Month LIBOR         238,273.70        6.25000       5.87500          360           359          2.00000
    ARM         6 Month LIBOR         383,975.33        6.62500       6.25000          360           358          2.00000
    ARM         6 Month LIBOR       1,062,062.08        7.45024       7.07524          360           357          3.00000
    ARM         6 Month LIBOR         160,539.33        6.25000       5.87500          360           357          3.00000
    ARM         6 Month LIBOR       1,603,865.33        6.21788       5.84288          360           356          6.00000
    ARM         6 Month LIBOR         147,878.68        7.00000       6.62500          360           358          2.00000
    ARM         6 Month LIBOR       8,929,271.00        5.47164       5.21309          360           356          6.00000
    ARM         6 Month LIBOR         471,200.00        6.50000       6.12500          360           358          2.00000
    ARM         6 Month LIBOR         136,000.00        8.12500       7.75000          360           356          6.00000
    ARM         6 Month LIBOR         628,000.00        6.75000       6.37500          360           358          6.00000
    ARM         6 Month LIBOR         644,000.00        7.62500       7.25000          360           359          2.00000
    ARM         6 Month LIBOR       4,079,838.03        6.22856       5.85356          360           355          6.00000
    ARM         6 Month LIBOR         576,000.00        5.87500       5.50000          360           358          6.00000
    ARM         6 Month LIBOR         360,000.00        7.12500       6.75000          360           356          6.00000
    ARM         6 Month LIBOR         460,000.00        6.62500       6.25000          360           356          6.00000
    ARM         6 Month LIBOR       1,658,300.00        6.03611       5.66111          360           358          6.00000
    ARM          1 Year LIBOR         444,607.39        6.62500       6.25000          360           359          6.00000
    ARM          1 Year LIBOR       7,199,485.36        5.99838       5.72507          360           356          5.00000
    ARM          1 Year LIBOR         459,613.55        6.87500       6.50000          360           359          6.00000
    ARM          1 Year LIBOR       1,001,957.19        6.22304       5.84804          360           359          5.00000
    ARM          1 Year LIBOR         480,800.00        5.87500       5.50000          360           354          6.00000
    ARM          1 Year LIBOR      37,587,234.31        6.51513       6.25426          360           358          5.00000
    ARM          1 Year LIBOR       1,781,000.00        6.68831       6.31331          360           357          5.00000
    ARM          1 Year LIBOR      21,510,796.73        6.41900       6.04400          360           358          6.00000
    ARM          1 Year LIBOR       3,037,800.00        6.14753       5.77253          360           358          6.00000
    ARM         6 Month LIBOR          80,000.00        8.12500       7.75000          360           360          6.00000
    ARM         6 Month LIBOR         115,207.24        6.87500       6.50000          360           357          3.00000
    ARM         6 Month LIBOR         155,743.45        6.99900       6.62400          360           358          4.99100
    ARM         6 Month LIBOR       2,231,177.66        6.57732       6.20232          360           358          5.00000
    ARM         6 Month LIBOR         938,538.45        6.16351       5.78851          360           358          5.00000




              Subsequent                    Maximum        Minimum                          Rate          Remaining
               Periodic        Gross        Mortgage      Mortgage       Months to         Reset        Interest-Only
                 Rate          Margin         Rate          Rate         Next Rate       Frequency         Period
   Type         Cap (%)         (%)           (%)            (%)         Adjustment       (Months)        (Months)
------------ --------------  -----------  -------------  ------------  ---------------  -------------  ----------------
    ARM         2.00000       5.00000       12.81159       6.81159           23              6               N/A
    ARM         2.00000       5.00000       12.87500       6.87500           24              6               N/A
    ARM         2.00000       5.00000       13.50000       7.50000           22              6               N/A
    ARM         2.00000       5.00000       12.62500       6.62500           22              6               N/A
    ARM         1.00000       5.00000       12.19208       5.00000           18              6               N/A
    ARM         1.00000       6.12118       15.19365       8.19365           14              6               N/A
    ARM         1.00000       4.65927       12.78514       4.65927           18              6               N/A
    ARM         1.00000       5.30055       14.26055       7.26055           14              6               N/A
    ARM         1.00000       2.75000       11.87500       2.75000           20              6               N/A
    ARM         1.00000       5.00000       12.34000       6.34000           22              6               22
    ARM         1.00000       4.38000       13.34000       6.34000           14              6               14
    ARM         1.00000       3.67759       12.72819       4.74967           14              6               14
    ARM         1.00000       5.00000       12.75000       5.00000           20              6               20
    ARM         2.00000       5.00000       13.14319       7.14319           23              6               59
    ARM         2.00000       5.00000       12.94422       6.94422           22              6               58
    ARM         2.00000       5.00000       13.62500       7.62500           23              6               119
    ARM         2.00000       5.00000       13.41150       6.47182           23              6               119
    ARM         2.00000       5.00000       13.25000       7.25000           23              6               119
    ARM         1.00000       3.98355       12.22574       3.09192           20              6               116
    ARM         2.00000       2.25000       11.05539       2.25000           31              12              N/A
    ARM         2.00000       2.25000       12.35812       2.25000           30              12              N/A
    ARM         2.00000       2.74620       10.88864       2.74620           9               12              N/A
    ARM         2.00000       2.75000       10.25000       2.75000           6               12              N/A
    ARM         2.00000       2.45000       11.82500       2.45000           25              12              25
    ARM         2.00000       2.45000       11.57500       2.45000           26              12              26
    ARM         2.00000       2.25000       11.80958       2.25000           28              12              28
    ARM         2.00000       2.25000       11.75000       2.25000           27              12              27
    ARM         2.00000       2.25000       11.25000       4.25000           34              12              118
    ARM         2.00000       2.25000       12.40395       2.25000           33              12              117
    ARM         2.00000       2.25000       12.75000       2.25000           35              12              119
    ARM         2.00000       2.25000       12.50000       2.25000           34              12              118
    ARM         2.00000       2.25000       12.75000       2.25000           34              12              118
    ARM         2.00000       5.00000       12.25000       5.00000           35              6               N/A
    ARM         2.00000       5.00000       12.62500       6.62500           34              6               N/A
    ARM         1.00000       5.62093       12.76227       5.62093           33              6               N/A
    ARM         1.00000       5.00000       11.25000       5.00000           33              6               N/A
    ARM         1.67442       2.41279       12.21788       2.41279           32              6               N/A
    ARM         1.00000       2.25000       13.00000       2.25000           34              6               34
    ARM         2.00000       2.01711       11.47164       2.01711           32              6               32
    ARM         2.00000       5.00000       12.50000       6.50000           34              6               58
    ARM         2.00000       5.00000       14.12500       2.25000           32              6               56
    ARM         2.00000       2.25000       12.75000       2.25000           34              6               118
    ARM         2.00000       5.00000       13.62500       7.62500           35              6               119
    ARM         1.87373       2.46897       12.22856       2.46897           31              6               115
    ARM         2.00000       2.25000       11.87500       2.25000           34              6               118
    ARM         1.00000       2.75000       13.12500       2.75000           32              6               116
    ARM         1.00000       2.75000       12.62500       2.75000           32              6               116
    ARM         2.00000       2.25000       12.03611       2.25000           34              6               118
    ARM         2.00000       2.25000       12.62500       2.25000           59              12              N/A
    ARM         2.00000       2.25000       10.99838       2.25000           56              12              N/A
    ARM         2.00000       2.25000       12.87500       2.25000           59              12              N/A
    ARM         2.00000       2.75000       11.22304       2.75000           59              12              59
    ARM         2.00000       2.25000       11.87500       2.25000           54              12              54
    ARM         2.00000       2.25732       11.51513       2.25732           58              12              118
    ARM         2.00000       2.25000       11.68831       2.25000           57              12              117
    ARM         2.00000       2.26006       12.41900       2.26006           58              12              118
    ARM         2.00000       2.25000       12.14753       2.25000           58              12              118
    ARM         2.00000       2.25000       14.12500       2.25000           60              6               N/A
    ARM         1.00000       5.00000       11.87500       5.00000           57              6               N/A
    ARM         1.00000       3.50000       11.99900       3.50000           58              6               N/A
    ARM         1.00000       3.01746       11.57732       3.01746           58              6               N/A
    ARM         1.00000       2.66351       11.16351       2.66351           58              6               N/A

-----------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-----------------------------------------------------------------------------
                                    Page 17

---------------------------- ------------------------- -----------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------




                                                                                    Original      Remaining
                                       Cut-off                        Current        Term to       Term to        Initial
                                         Date           Current         Net          Stated         Stated        Periodic
                    Index             Principal        Mortgage       Mortgage      Maturity       Maturity         Rate
   Type              Name            Balance ($)       Rate (%)       Rate (%)      (Months)       (Months)       Cap (%)
------------  -------------------  -----------------  ------------  -------------  ------------  -------------  -------------
    ARM         6 Month LIBOR         143,511.91        6.87500       6.50000          360           356          5.00000
    ARM         6 Month LIBOR       4,587,936.11        7.00878       6.63378          360           357          6.00000
    ARM         6 Month LIBOR         703,721.89        6.50000       6.12500          360           358          6.00000
    ARM         6 Month LIBOR         628,094.94        5.98230       5.60730          360           357          6.00000
    ARM         6 Month LIBOR       2,226,570.00        6.74876       6.37376          360           359          6.00000
    ARM         6 Month LIBOR       8,676,849.83        6.73591       6.47660          360           358          5.00000
    ARM         6 Month LIBOR      10,997,057.43        6.08300       5.77853          360           356          6.00000
    ARM         6 Month LIBOR       2,266,000.00        6.73023       6.35523          360           360          6.00000
    ARM         6 Month LIBOR         302,000.00        6.99900       6.62400          360           359          4.99100
    ARM         6 Month LIBOR         650,000.00        5.99900       5.62400          360           359          4.99100
    ARM         6 Month LIBOR      12,306,255.19        6.59352       6.21852          360           358          5.00000
    ARM         6 Month LIBOR         130,800.00        6.87500       6.50000          360           356          5.00000
    ARM         6 Month LIBOR       4,826,304.99        6.38139       6.00639          360           359          5.00000
    ARM         6 Month LIBOR       8,373,854.00        6.50177       6.12677          360           358          6.00000
    ARM         6 Month LIBOR       2,090,800.00        6.78276       6.40776          360           358          6.00000
    ARM         6 Month LIBOR      15,226,498.90        6.05719       5.68219          360           358          6.00000
    ARM         6 Month LIBOR       1,440,156.00        6.06272       5.68772          360           358          6.00000
    ARM         1 Month LIBOR       1,000,000.00        6.62500       6.25000          342           340          Uncapped
    ARM         1 Month LIBOR         948,100.00        5.87500       5.50000          347           345          Uncapped
    ARM         1 Month LIBOR       4,564,000.00        7.12171       6.74671          360           358          1.00000
    ARM         1 Month LIBOR       2,504,000.00        7.59703       7.22203          360           358          1.00000
    ARM         1 Month LIBOR       1,076,800.00        6.79615       6.42115          360           357          1.00000
    ARM         1 Month LIBOR         720,000.00        7.50000       7.12500          360           358          1.00000
    ARM         1 Month LIBOR         756,000.00        6.50000       6.12500          360           359          6.00000
    ARM         6 Month LIBOR         838,043.78        6.99615       6.62115          360           359          1.00000
    ARM         6 Month LIBOR         510,503.34        6.12500       5.75000          360           359          1.00000
    ARM         6 Month LIBOR         974,118.59        6.50000       6.12500          360           359          5.50000
    ARM         6 Month LIBOR          50,000.00        5.50000       5.12500          360           355          1.00000
    ARM         6 Month LIBOR         468,000.00        5.62500       5.25000          360           358          6.00000
    ARM         6 Month LIBOR         377,000.00        7.00000       6.62500          360           359          1.00000
    ARM         6 Month LIBOR         999,765.62        5.62500       5.25000          341           337          Uncapped
    ARM         6 Month LIBOR       9,517,330.25        5.53668       5.16746          360           358          1.00000
    ARM         6 Month LIBOR       6,114,960.00        6.51606       6.14106          360           358          1.00000
    ARM         6 Month LIBOR         504,483.99         6.01823       5.64323          360           358          1.00000
    ARM         6 Month LIBOR         660,000.00        4.75000       4.37500          360           358          1.00000
    ARM         6 Month LIBOR         177,210.00        5.87500       5.50000          360           357          1.00000
    ARM         6 Month LIBOR       1,120,000.00        6.67857       6.30357          360           359          1.00000
    ARM         6 Month LIBOR         450,000.00        5.12500       4.75000          360           355          2.00000
    ARM         6 Month LIBOR         375,999.67        5.75000       5.37500          360           358          6.00000
    ARM         6 Month LIBOR         700,000.00        6.87500       6.50000          360           358          6.00000
    ARM         6 Month LIBOR         506,400.00        6.50000       6.12500          360           358          6.00000
    ARM          1 Year LIBOR         781,868.61        5.58010       5.20510          360           356          2.00000
    ARM          1 Year LIBOR       1,232,000.00        5.33036       4.95536          360           357          2.00000
   Fixed          Fixed Rate        1,100,075.37        6.95513       6.70513         360*           359            N/A
   Fixed          Fixed Rate          637,398.41        6.87500       6.62500         360*           359            N/A
   Fixed          Fixed Rate       25,291,678.80        6.34200       6.09200          360           357            N/A
   Fixed          Fixed Rate          670,789.68        6.87500       6.62500          360           359            N/A
   Fixed          Fixed Rate           97,923.55        7.25000       7.00000          360           359            N/A
   Fixed          Fixed Rate           90,644.89        7.12500       6.87500          360           349            N/A
   Fixed          Fixed Rate          862,977.87        6.73240       6.48240          360           357            N/A
   Fixed          Fixed Rate          291,388.79        5.75000       5.50000          360           358            N/A
   Fixed          Fixed Rate          126,014.28        7.12500       6.87500          360           351            N/A
   Fixed          Fixed Rate          201,448.83        5.88081       5.63081          360           355            N/A
   Fixed          Fixed Rate        6,916,885.42        6.60712       6.30629          360           357            N/A
   Fixed          Fixed Rate          461,682.06        7.87500       7.62500          360           359            N/A
   Fixed          Fixed Rate          117,947.63        5.75000       5.50000          360           357            N/A
   Fixed          Fixed Rate        2,329,648.12        6.23679       5.98679          360           357            N/A
   Fixed          Fixed Rate          136,000.00        5.80000       5.55000          360           353            N/A
   Fixed          Fixed Rate          884,000.00        6.37500       6.12500          360           358            N/A
   Fixed          Fixed Rate       51,585,489.69        6.51285       6.26285          360           358            N/A
   Fixed          Fixed Rate        5,033,320.00        6.60010       6.35010          360           358            N/A
   Fixed          Fixed Rate          296,000.00        6.50000       6.25000          360           359            N/A
   Fixed          Fixed Rate          430,600.00        6.30231       6.05231          360           357            N/A
   Fixed          Fixed Rate          132,000.00        7.87500       7.62500          360           352            N/A



              Subsequent                    Maximum        Minimum                          Rate          Remaining
               Periodic        Gross        Mortgage      Mortgage       Months to         Reset        Interest-Only
                 Rate          Margin         Rate          Rate         Next Rate       Frequency         Period
   Type         Cap (%)         (%)           (%)            (%)         Adjustment       (Months)        (Months)
------------ --------------  -----------  -------------  ------------  ---------------  -------------  ----------------
    ARM         1.00000       5.00000       11.87500       2.25000           56              6               N/A
    ARM         2.00000       2.25000       13.00878       2.25000           57              6               N/A
    ARM         2.00000       2.25000       12.50000       2.25000           58              6               N/A
    ARM         2.00000       3.12339       11.98230       3.67918           57              6               N/A
    ARM         2.00000       2.25000       12.74876       2.25000           59              6               59
    ARM         1.00000       2.25931       11.73591       2.25931           58              6               58
    ARM         2.00000       2.10895       12.08300       2.10895           56              6               56
    ARM         2.00000       2.25000       12.73023       2.25000           60              6               120
    ARM         1.00000       3.50000       11.99900       3.50000           59              6               119
    ARM         1.00000       2.50000       10.99900       2.50000           59              6               119
    ARM         1.00000       3.05471       11.59352       3.05471           58              6               118
    ARM         1.00000       2.25000       11.87500       2.25000           56              6               116
    ARM         1.00000       2.78064       11.38139       2.78368           59              6               119
    ARM         2.00000       2.31774       12.50177       2.29027           58              6               118
    ARM         2.00000       2.25000       12.78276       2.25000           58              6               118
    ARM         2.00000       2.26434       12.05719       2.25000           58              6               118
    ARM         2.00000       2.25000       12.06272       2.25000           58              6               118
    ARM        Uncapped       2.50000       12.00000       2.50000           1               1               118
    ARM        Uncapped       1.75000       12.00000       1.75000           1               1               118
    ARM         1.00000       2.25000       13.12171       2.25000           1               1               118
    ARM         1.00000       2.75000       9.99900        2.75000           1               1               118
    ARM         1.00000       2.38039       12.03261       2.38039           1               1               117
    ARM         1.00000       2.25000       13.50000       2.25000           1               1               118
    ARM         1.00000       2.25000       12.50000       2.25000           2               1               119
    ARM         1.00000       2.25000       12.99615       2.25000           5               6               N/A
    ARM         1.00000       2.25000       12.12500       2.25000           5               6               N/A
    ARM        Uncapped       2.25000       12.00000       2.25000           5               6               N/A
    ARM         1.00000       2.25000       11.50000       2.25000           1               6                1
    ARM         1.00000       3.25000       11.62500       3.25000           4               6                4
    ARM         1.00000       2.25000       13.00000       2.25000           5               6               119
    ARM        Uncapped       1.87500       12.00000       1.87500           2               6               116
    ARM         1.00000       2.68987       11.54824       2.69517           4               6               118
    ARM         1.00000       2.32809       12.51606       2.63018           4               6               118
    ARM         1.00000       3.25000       12.01823       3.25000           4               6               118
    ARM         1.00000       2.50000       10.75000       2.50000           4               6               118
    ARM         1.00000       3.25000       11.87500       3.25000           3               6               117
    ARM         1.00000       2.25000       12.67857       2.25000           5               6               119
    ARM         2.00000       2.00000       11.12500       2.25000           1               6               115
    ARM         2.00000       2.75000       11.75000       2.75000           4               6               118
    ARM         1.00000       2.25000       12.87500       2.25000           4               6               118
    ARM         2.00000       2.25000       12.50000       2.25000           4               6               118
    ARM         2.00000       2.75000       11.58010       2.75000           8               12              N/A
    ARM         2.00000       2.25000       11.33036       2.25000           9               12               9
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              N/A
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              N/A
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              N/A
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              N/A
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              N/A
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              N/A
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              N/A
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              N/A
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              N/A
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              N/A
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              N/A
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              N/A
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              N/A
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              N/A
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              53
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              58
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              118
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              118
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              119
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              117
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              112


-----------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-----------------------------------------------------------------------------
                                    Page 18

---------------------------- ------------------------- -----------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------



                                                                                    Original      Remaining
                                       Cut-off                        Current        Term to       Term to        Initial
                                         Date           Current         Net          Stated         Stated        Periodic
                    Index             Principal        Mortgage       Mortgage      Maturity       Maturity         Rate
   Type              Name            Balance ($)       Rate (%)       Rate (%)      (Months)       (Months)       Cap (%)
------------  -------------------  -----------------  ------------  -------------  ------------  -------------  -------------
   Fixed          Fixed Rate          188,000.00        6.75000       6.50000          360           359            N/A
   Fixed          Fixed Rate          212,000.00        7.00000       6.75000          360           359            N/A
   Fixed          Fixed Rate       24,879,890.68        6.26062       6.01062          360           357            N/A
   Fixed          Fixed Rate          166,000.00        6.50000       6.25000          360           359            N/A
   Fixed          Fixed Rate          359,650.00        5.87500       5.62500          360           356            N/A
   Fixed          Fixed Rate       10,450,738.84        6.48434       6.23434          360           358            N/A




              Subsequent                    Maximum        Minimum                          Rate          Remaining
               Periodic        Gross        Mortgage      Mortgage       Months to         Reset        Interest-Only
                 Rate          Margin         Rate          Rate         Next Rate       Frequency         Period
   Type         Cap (%)         (%)           (%)            (%)         Adjustment       (Months)        (Months)
------------ --------------  -----------  -------------  ------------  ---------------  -------------  ----------------
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              119
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              119
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              117
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              119
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              116
   Fixed          N/A           N/A           N/A            N/A            N/A             N/A              118
* Balloon Loan; Original Amortization is 480


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Please refer to important information and qualification at the end of this material.
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                                    Page 19

---------------------------- ------------------------- -----------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------




               Preliminary Collateral Information for MSM 06-3AR
                           Group 1: Alt-A Collateral
                             Senior/Sub Structure

Product Mix                 3%       1mo ARMs        9%       3yr ARMs < 24MTR
                            6%       6mo ARMs        8%       3yr ARMS > 24MTR
                            1%       1yr ARMs        38%      5yr ARMs
                            3%       2yr ARMs        33%      30yr Fixed
GWAC                        6.29% (+ / - .10%)
GWAC Range                  3.75% - 8.75%
NWAC                        5.99% (+ / - .10%)
Floating Rate Index         3% - 1mo LIBOR, 34% - 6mo LIBOR,
                            20% - 1yr LIBOR, 10% - 1yr CMT
WA Net Margin               2.22% (+ / - .10%)
Cap Structure               Initial: 4.33% Avg (29% - 5%, 38% - 6%) (+ / - 10%)
                            Periodic: 2% (+ / - 10%)
                            Lifetime: 5.66% Avg (30% - 5%, 68% - 6%) (+ / - 10%)
Loan maturity (original)    99% 30 yr
WALA                        5 month (+ / - 2)
Average loan size           $392,000 (+ / - 50k)
Conforming Balance          34% (+ / - 10%)
Max loan size               $2,000,000
Average LTV                 72% (+ / - 10%)
Max Loans > 80 LTV with
no MI or Pledged Assets     0.5%
Average FICO                716 (+ / - 15 points)
Minimum FICO                580
Full / Alt documentation    30% (+ / - 10%)
Max no documentation        15%
Interest Only               73% (7% - 5yr, 63% - 10yr) (+ / - 10%)
Owner occupied              83% (+ / - 10%)
Property type               85% single family detached/PUD (+ / - 10%)
Investor properties         12% (+ / - 10%)
Loan purpose                35% cash-out refinance (+ / - 10%)
Prepay penalties            28% (15% - 3yr) (+ / - 10%)
California Concentration    44% (+ / - 10%)
Note: All characteristics are preliminary and are subject to the final collateral pool



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Please refer to important information and qualification at the end of this material.
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


---------------------------- ------------------------- -----------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------

                                   EXHIBIT 1

The mortgage rate (the "Mortgage Rate") of each of the Mortgage Loans with an adjustable Mortgage Rate will be fixed for a certain period of time after the origination of that Mortgage Loan (which, in the case of certain Group 1 Mortgage Loans may be as short as six months). Each mortgage note for the Mortgage Loans will provide for adjustments to the Mortgage Rate thereon at the end of the initial fixed-rate period and, either semi-annually or annually thereafter, depending on the terms of the related mortgage note (each such date, an "Adjustment Date"), to equal the sum of, rounded to the nearest 0.125% of (1):

 o if such Mortgage Rate adjusts based upon the Six-Month LIBOR Index, the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "Six-Month LIBOR Index"); or

o if such Mortgage Rate adjusts based upon the One-Year LIBOR Index, the average of the London interbank offered rates for one-year U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "One-Year LIBOR Index"); or

 o if such Mortgage Rate adjusts based upon the One-Year CMT Index, the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H.15(519) and most recently available as of the day specified in the related Mortgage Note (the "One-Year CMT Index", and each of the Six-Month LIBOR Index, the One-Year LIBOR Index and the One-Year CMT Index, a "Mortgage Index"),

The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan, or (b) in the case of a refinance, the appraised value of the Mortgaged Property at the time of such refinance. No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Mortgage Loans.

As set forth in the "FICO Scores" tables above, credit scores have been supplied with respect to the mortgagors. Credit scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. Credit scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The credit score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a credit score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that a credit score will be an accurate predictor of the likely risk or quality of the related mortgage loan.


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Please refer to important information and qualification at the end of this material.
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


---------------------------- ------------------------- -----------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------


                                   EXHIBIT 2

GMAC Mortgage Corporation

The Sponsor has contracted with GMAC to service the Mortgage Loans owned by the Issuing Entity respect to which the Sponsor owns the servicing rights (the "Sponsor Servicing Rights Mortgage Loans"). GMAC did not originate any of the Sponsor Servicing Rights Mortgage Loans. The Sponsor has the right to terminate GMAC as servicer of the Sponsor Servicing Rights Mortgage Loans at any time, without cause, and sell the servicing rights to a third party as described in "Servicing of the Mortgage Loans -Seller's Retention of Servicing Rights" in this prospectus supplement.

General. GMAC Mortgage Corporation ("GMACM") is a Pennsylvania corporation and a wholly-owned subsidiary of GMAC Residential Holding Corporation, which is a wholly owned subsidiary of Residential Capital Corporation ("ResCap"). ResCap is a wholly-owned subsidiary of GMAC Mortgage Group, Inc., which is a wholly-owned subsidiary of General Motors Acceptance Corporation ("GMAC"). GMAC is a wholly-owned subsidiary of General Motors Corporation.

GMAC entered the residential real estate finance business in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMACM.

GMACM maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682 1000.

The diagram below illustrates the ownership structure among the parties affiliated with GMACM.


                       ----------------------------------
                      |                                  |
                      |                                  |
                      |    General Motors Corporation    |
                      |                                  |
                      |                                  |
                       ----------------------------------
                                      |
                                      |
                                      |
                       ----------------------------------
                      |                                  |
                      |    General Motors Acceptance     |
                      |           Corporation            |
                      |             (GMAC)               |
                      |                                  |
                       ----------------------------------
                                      |
                                      |
                                      |
                       ----------------------------------
                      |                                  |
                      |                                  |
                      | Residential Capital Corporation  |
                      |            (ResCap)              |
                      |                                  |
                       ----------------------------------
                                      |
                                      |
                                      |
                       ----------------------------------
                      |                                  |
                      |                                  |
                      |    GMAC Mortgage Corporation     |
                      |                                  |
                      |                                  |
                       ----------------------------------

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material.
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


---------------------------- ------------------------- -----------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------


Servicing Activities. GMACM generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset). The following table sets forth the types of residential mortgage loans comprising GMACM's primary servicing portfolio for which GMACM holds the corresponding mortgage servicing rights.

As of December 31, 2004, GMACM acted as primary servicer and owned the corresponding servicing rights on approximately 2 million residential mortgage loans having an aggregate unpaid principal balance of $218 billion, and GMACM acted as subservicer (and did not own the corresponding servicing rights) on approximately 99,082 residential mortgage loans having an aggregate principal balance of over $13.9 billion.

As servicer, GMACM collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the mortgage loans.

GMAC Mortgage Corporation Servicing Experience. The following tables set forth the mortgage loans serviced by GMAC Mortgage Corporation for the periods indicated, and the annual average number of such loans for the same period. GMAC Mortgage Corporation was the servicer of a residential mortgage loan portfolio of approximately $150.4 billion, $12.5 billion, $21.2 billion and $6.67 billion during the year ended December 31, 2002 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. GMAC Mortgage Corporation was the servicer of a residential mortgage loan portfolio of approximately $182.6 billion, $30.7 billion, $18.2 billion and $12.0 billion during the nine months ended September 30, 2005 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. The percentages shown under "Percentage Change from Prior Year" represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.


                     GMAC MORTGAGE CORPORATION PRIMARY SERVICING PORTFOLIO ($ IN MILLIONS)
------------------------------------------------------------------------------------------------------------------
                                              For the Nine Months
                                              Ended September 30,          For the Year Ended December 31,
                                              --------------------    --------------------------------------------
                                                      2005                2004           2003            2002
                                              --------------------    -------------  -------------  --------------
Prime Conforming Mortgage Loans
----------------------------------------
No. of Loans                                        1,380,985          1,323,249       1,308,284       1,418,843
Dollar Amount of Loans                              $182,644            $165,521       $153,601        $150,421
Percentage Change                                    10.34%              7.76%           2.11%            N/A

Prime Non-Conforming Mortgage Loans
----------------------------------------
No. of Loans                                         66,266              53,119         34,041          36,225
Dollar Amount of Loans                               $30,739            $23,604         $13,937         $12,543
Percentage Change                                    30.23%              69.36%         11.12%            N/A

Government Mortgage Loans
----------------------------------------
No. of Loans                                         184,665            191,844         191,023         230,085
Dollar Amount of Loans                               $18,241            $18,328         $17,594         $21,174
Percentage Change                                    -0.47%              4.17%          -16.91%           N/A

Second Lien Mortgage Loans
----------------------------------------
No. of Loans                                         377,049            350,334         282,128         261,416
Dollar Amount of Loans                               $12,044            $10,374         $7,023          $6,666
Percentage Change                                    16.10%              47.71%          5.36%            N/A

Total Mortgage Loans Serviced
----------------------------------------
No. of Loans                                        2,008,965          1,918,546       1,815,476       1,946,569
Dollar Amount of Loans                              $243,668            $217,827       $192,155        $190,803
Percentage Change                                    11.86%              13.36%          0.71%            N/A


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Please refer to important information and qualification at the end of this material.
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                                    Page 23

---------------------------- ------------------------- -----------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------



This material may have been prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the
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Trading desk materials are not independent of the proprietary interests of
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The information contained in this material is subject to change, completion or
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This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in
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not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase,
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The securities/instruments discussed in this material may not be suitable for
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recipients should determine, in consultation with their own investment, legal,
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Options are not for everyone. Before purchasing or writing options, investors
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The value of and income from investments may vary because of changes in
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conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized.
Actual events may differ from those assumed and changes to any assumptions may
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Some of the information contained in this document may be aggregated data of
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Notwithstanding anything herein to the contrary, Morgan Stanley and each
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In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK
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------------------------------------------------------------------------------
(C) 2005 Morgan Stanley
------------------------------------------------------------------------------
                                    Page 24

--------------------------------------------------------------------------------
MORGAN STANLEY                                               February 14, 2006
Securitized Products Group         [LOGO OMITTED]
                                   Morgan Stanley

--------------------------------------------------------------------------------

                       Preliminary Collateral Termsheet

                                [$405,029,000]
                                  Approximate

                  Morgan Stanley Mortgage Loan Trust 2006-3AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-3AR
                                    Group 1

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

               IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.


               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which Fthis communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

--------------------------------------------------------------------------------
MORGAN STANLEY                                               February 14, 2006
Securitized Products Group         [LOGO OMITTED]
                                   Morgan Stanley

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Product Type
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
                                        MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
COLLATERAL TYPE                          LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
1 Month Arms - IO 10 Yrs                       13      11,568,900.00                    2.86        7.032        735           71.93
1 Yr Arms                                       2         781,868.61                    0.19        5.580        763           77.65
1 Yr Arms - IO 1 Yrs                            3       1,232,000.00                    0.30        5.330        744           80.00
2 Yr Arms                                      15       2,822,163.27                    0.70        6.972        689           76.43
2 Yr Arms - IO 10 Yrs                          21       5,499,771.93                    1.36        7.017        685           77.88
2 Yr Arms - IO 2 Yrs                            5       1,155,316.00                    0.29        6.689        652           80.00
2 Yr Arms - IO 5 Yrs                            7       1,657,050.00                    0.41        7.045        679           66.18
3 Yr Arms                                     123      45,180,010.56                   11.15        5.342        708           69.98
3 Yr Arms - IO 10 Yrs                          33      13,242,377.89                    3.27        6.401        708           77.98
3 Yr Arms - IO 3 Yrs                           18      10,388,071.31                    2.56        5.532        742           84.43
3 Yr Arms - IO 5 Yrs                            2         607,200.00                    0.15        6.864        686           79.91
5 Yr Arms                                      39      17,687,637.95                    4.37        6.431        720           70.93
5 Yr Arms - IO 10 Yrs                         212     111,529,500.12                   27.54        6.431        720           71.35
5 Yr Arms - IO 5 Yrs                           48      23,383,234.45                    5.77        6.390        713           70.61
6 Month Arms                                    4       2,322,665.71                    0.57        6.597        750           64.01
6 Month Arms - IO 10 Yrs                       52      21,503,149.53                    5.31        5.956        703           72.79
6 Month Arms - IO 6 Months                      2         518,000.00                    0.13        5.613        801           84.64
Baln 30/40                                      3       1,737,473.78                    0.43        6.926        758           60.70
Fixed 30                                      135      37,459,029.92                    9.25        6.420        710           71.84
Fixed 30 - IO 10 Yrs                          294      93,733,689.21                   23.14        6.447        718           72.43
Fixed 30 - IO 5 Yrs                             2       1,020,000.00                    0.25        6.298        747           51.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Index Type(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
                                        MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
INDEX TYPE                               LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                    434     133,950,192.91                   33.07        6.445        716           71.96
Libor - 1 Month                                13      11,568,900.00                    2.86        7.032        735           71.93
Libor - 1 Year                                154      82,532,384.54                   20.38        6.384        724           69.55
Libor - 6 Month                               324     136,114,397.91                   33.61        6.341        711           74.54
Treasury - 1 Year                             108      40,863,234.88                   10.09        5.216        710           69.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------
(1) Please see Exhibit 1


------------------------------------------------------------------------------------------------------------------------------------
                                                           Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
RANGE OF PRINCIPAL                      NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
BALANCES AS OF THE                      MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
CUT-OFF DATE ($)                         LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                              48       3,771,684.46                    0.93        6.491        696           70.64
100,000.01 - 200,000.00                       196      29,469,325.38                    7.28        6.459        701           74.27
200,000.01 - 300,000.00                       165      40,971,056.15                   10.12        6.292        711           74.19
300,000.01 - 400,000.00                       150      52,616,464.85                   12.99        6.154        713           72.76
400,000.01 - 500,000.00                       196      88,222,592.95                   21.78        6.180        714           72.55
500,000.01 - 600,000.00                       132      71,576,048.59                   17.67        6.208        722           73.46
600,000.01 - 700,000.00                        67      43,509,444.08                   10.74        6.417        717           73.58
700,000.01 - 800,000.00                        25      18,407,297.07                    4.54        6.337        724           68.69
800,000.01 - 900,000.00                        12      10,151,633.36                    2.51        6.331        730           66.07
900,000.01 - 1,000,000.00                      31      30,071,630.03                    7.42        6.481        717           65.97
1,000,000.01 - 1,500,000.00                     6       7,211,999.99                    1.78        6.690        744           66.47
1,500,000.01 >=                                 5       9,049,933.33                    2.23        6.463        727           70.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                               February 14, 2006
Securitized Products Group         [LOGO OMITTED]
                                   Morgan Stanley

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Remaining Term to Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
RANGE OF MONTHS                         MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
REMAINING                                LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
241 - 360                                   1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Seasoning
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
RANGE OF SEASONING                      MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
(Months)                                 LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                              11       3,311,400.00                    0.82        6.733        693           68.30
1 - 3                                         682     287,358,123.29                   70.95        6.518        715           72.02
4 - 6                                         192      63,294,405.29                   15.63        5.930        729           73.71
7 - 9                                          22       6,423,929.69                    1.59        6.068        708           73.84
10 - 12                                        16       3,008,297.43                    0.74        6.181        705           76.19
13 - 15                                         2         769,719.66                    0.19        8.153        644           85.22
22 - 24                                         4       1,632,182.57                    0.40        4.880        679           71.17
25 - 27                                        38      15,039,115.99                    3.71        4.824        707           71.42
28 - 30                                        32      11,555,322.55                    2.85        4.764        719           71.61
31 - 33                                         4         928,828.57                    0.23        4.615        742           72.26
34 - 36                                         1         829,491.40                    0.20        4.750        704           58.00
37 - 39                                        12       4,785,034.23                    1.18        6.355        697           66.82
40 - 42                                        12       4,381,793.18                    1.08        6.351        726           61.57
49 - 51                                         5       1,711,466.39                    0.42        6.500        687           79.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Original Term to Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
RANGE OF MONTHS                         MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
AT ORIGINATION                           LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
241 - 360                                   1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
RANGE OF CURRENT                        MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
MORTGAGE RATES(%)                        LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                   3         546,570.90                    0.13        3.932        748           61.79
4.001 - 4.500                                  16       4,551,155.61                    1.12        4.366        686           71.58
4.501 - 5.000                                  84      30,808,916.75                    7.61        4.823        713           72.09
5.001 - 5.500                                  40      20,069,752.25                    4.96        5.364        731           74.27
5.501 - 6.000                                 249      91,643,263.94                   22.63        5.836        732           71.31
6.001 - 6.500                                 249     110,278,673.99                   27.23        6.372        711           70.74
6.501 - 7.000                                 267     106,109,199.30                   26.20        6.805        713           72.48
7.001 - 7.500                                  76      24,110,317.78                    5.95        7.317        712           76.49
7.501 - 8.000                                  34      13,831,456.34                    3.41        7.783        690           74.41
8.001 - 8.500                                  13       2,562,037.21                    0.63        8.293        664           78.45
8.501 - 9.000                                   2         517,766.17                    0.13        8.722        635           87.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                               February 14, 2006
Securitized Products Group         [LOGO OMITTED]
                                   Morgan Stanley

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  Original Loan-to-Value Ratios(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
RANGE OF ORIGINAL LOAN-                 MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
TO-VALUE RATIOS(%)                       LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                        6       2,520,280.96                    0.62        5.931        760           25.75
30.01 - 35.00                                   5         868,995.42                    0.21        6.234        750           33.38
35.01 - 40.00                                   9       2,695,594.94                    0.67        5.704        742           37.80
40.01 - 45.00                                  18       6,281,194.42                    1.55        6.021        737           42.86
45.01 - 50.00                                  27      13,027,989.30                    3.22        6.267        734           47.92
50.01 - 55.00                                  24      10,504,586.55                    2.59        6.245        718           53.11
55.01 - 60.00                                  53      26,880,726.21                    6.64        6.118        710           58.21
60.01 - 65.00                                  93      44,479,575.22                   10.98        6.328        709           63.74
65.01 - 70.00                                  96      41,703,062.14                   10.30        6.320        705           68.61
70.01 - 75.00                                  92      36,821,237.03                    9.09        6.174        719           74.04
75.01 - 80.00                                 588     210,856,627.69                   52.06        6.356        717           79.65
80.01 - 85.00                                   1         670,862.56                    0.17        6.750        707           84.38
85.01 - 90.00                                  13       3,622,647.65                    0.89        6.341        720           89.99
90.01 - 95.00                                   5         695,730.15                    0.17        5.935        706           94.48
95.01 - 100.00                                  3       3,400,000.00                    0.84        5.354        769           99.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------
(1) Please see Exhibit 1


------------------------------------------------------------------------------------------------------------------------------------
                                                    FICO Score at Origination(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
                                        MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
RANGE OF FICO SCORES                     LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
526 - 550                                       1          49,736.50                    0.01        5.750        534           59.52
576 - 600                                       7       1,924,583.60                    0.48        7.096        593           65.24
601 - 625                                      39      10,318,179.81                    2.55        6.789        616           67.99
626 - 650                                      96      30,180,321.46                    7.45        6.385        638           74.29
651 - 675                                      99      41,497,312.14                   10.25        6.361        664           70.98
676 - 700                                     175      69,152,336.81                   17.07        6.334        688           72.90
701 - 725                                     190      78,817,306.23                   19.46        6.273        712           73.53
726 - 750                                     159      59,745,749.75                   14.75        6.244        737           73.38
751 - 775                                     142      57,653,519.53                   14.23        6.214        763           69.97
776 - 800                                      94      44,456,920.63                   10.98        6.124        786           72.66
801 - 825                                      31      11,233,143.78                    2.77        6.333        807           63.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------
(1) Please see Exhibit 1



------------------------------------------------------------------------------------------------------------------------------------
                                                       Geographic Distribution
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
                                        MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
STATE                                    LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                    374     178,650,191.19                   44.11        6.275        716           71.79
Florida                                       108      45,106,871.76                   11.14        6.432        725           71.12
Virginia                                       40      16,987,691.77                    4.19        6.560        708           74.80
New York                                       41      16,063,141.06                    3.97        6.598        709           74.90
Maryland                                       27      11,394,573.81                    2.81        6.282        698           72.07
New Jersey                                     27      11,305,866.71                    2.79        6.229        708           67.53
Arizona                                        40      10,759,348.15                    2.66        6.375        712           71.45
North Carolina                                 28      10,563,236.08                    2.61        6.200        729           71.10
Washington                                     32       9,487,028.25                    2.34        6.050        735           72.93
Georgia                                        26       8,191,311.13                    2.02        5.666        723           74.58
Other                                         290      86,519,850.33                   21.36        6.232        714           72.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                               February 14, 2006
Securitized Products Group         [LOGO OMITTED]
                                   Morgan Stanley

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
                                        MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
OCCUPANCY STATUS                         LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                       834     336,002,020.66                   82.96        6.239       714            72.39
Investment                                    147      46,914,926.36                   11.58        6.661       725            68.61
Second Home                                    52      22,112,163.22                    5.46        6.286       737            75.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
                                        MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
INCOME DOCUMENTATION                     LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
Limited                                       420     172,070,681.80                   42.48        6.470        716           73.35
Full/Alt                                      353     121,266,534.94                   29.94        5.841        715           72.82
No Ratio                                      107      50,115,690.48                   12.37        6.531        718           70.18
No Documentation                              116      42,546,758.53                   10.50        6.459        717           65.05
Stated Documentation                           28      12,404,519.63                    3.06        7.105        692           73.90
Lite                                            9       6,624,924.86                    1.64        5.407        775           85.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
                                        MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
PURPOSE                                  LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                      533     198,632,632.05                   49.04        6.331        723           77.22
Refinance - Cashout                           346     142,543,725.15                   35.19        6.383        710           66.44
Refinance - Rate Term                         154      63,852,753.04                   15.76        5.956        709           69.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
                                        MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
PROPERTY TYPE                            LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                       678     269,934,822.19                   66.65        6.228        715           71.77
Planned Unit Development                      191      74,836,108.51                   18.48        6.371        720           74.14
Condominium                                    89      30,638,625.68                    7.56        6.331        722           72.18
2-4 Family                                     70      28,306,320.85                    6.99        6.642        708           70.24
Co-op                                           4       1,033,233.01                    0.26        5.750        761           70.43
Townhouse                                       1         280,000.00                    0.07        6.875        690           80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
PREPAYMENT CHARGE                       NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
TERM AT ORIGINATION                     MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
(MOS.)                                   LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                             724     293,029,348.20                   72.35        6.245        718           71.91
4                                               1         700,000.00                    0.17        6.875        661           63.64
6                                              36      21,164,693.83                    5.23        6.715        701           70.05
12                                              8       2,045,728.88                    0.51        5.913        684           73.41
24                                             36      10,498,559.86                    2.59        6.460        706           73.76
30                                              1         291,388.79                    0.07        5.750        754           73.92
36                                            178      60,063,056.12                   14.83        6.285        717           73.68
60                                             49      17,236,334.56                    4.26        6.478        705           72.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                               February 14, 2006
Securitized Products Group         [LOGO OMITTED]
                                   Morgan Stanley

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Conforming Balance
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
                                        MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
CONFORMING BALANCE                       LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                        449     266,421,707.19                   65.78        6.287        720           71.54
Conforming Balance                            584     138,607,403.05                   34.22        6.295        709           73.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,033     405,029,110.24                  100.00        6.290        716           72.13
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                         Maximum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
RANGE OF MAXIMUM                        MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
MORTGAGE RATES(%)                        LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                                  6       3,331,370.90                    1.23        7.029        683           66.39
10.001 - 10.500                                20       6,681,970.56                    2.46        4.784        704           62.14
10.501 - 11.000                               124      51,559,720.81                   19.02        5.301        717           69.58
11.001 - 11.500                                91      47,127,227.54                   17.39        6.003        725           72.88
11.501 - 12.000                               122      56,454,585.91                   20.83        6.296        730           71.19
12.001 - 12.500                               122      56,769,056.51                   20.94        6.524        711           73.50
12.501 - 13.000                                70      32,870,757.92                   12.13        6.810        698           75.25
13.001 - 13.500                                22       8,107,160.18                    2.99        7.280        708           77.72
13.501 - 14.000                                12       6,622,307.00                    2.44        7.757        721           75.61
14.001 - 14.500                                 8       1,420,461.23                    0.52        8.254        669           79.26
14.501 - 15.000                                 1          58,774.09                    0.02        7.800        654           80.00
15.001 - 15.500                                 1          75,524.68                    0.03        8.500        640           80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        599     271,078,917.33                  100.00        6.214        716           72.22
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                         Minimum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
RANGE OF MINIMUM                        MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
MORTGAGE RATES(%)                        LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                  31      17,449,910.31                    6.44        5.428        733           77.28
2.001 - 2.500                                 330     167,678,679.44                   61.86        6.424        721           71.25
2.501 - 3.000                                 155      61,105,080.00                   22.54        5.622        710           71.61
3.001 - 3.500                                  23       7,784,577.44                    2.87        6.222        709           79.69
3.501 - 4.000                                   7       3,259,723.45                    1.20        7.193        713           78.69
4.001 - 4.500                                   2         954,061.33                    0.35        6.293        687           80.00
4.501 - 5.000                                  16       4,042,308.94                    1.49        7.117        680           76.19
5.501 - 6.000                                   3         995,976.00                    0.37        6.415        681           80.00
6.001 - 6.500                                   7       1,810,496.00                    0.67        6.710        686           78.79
6.501 - 7.000                                  10       2,758,587.72                    1.02        6.945        656           67.74
7.001 - 7.500                                   9       1,413,767.93                    0.52        7.280        661           71.12
7.501 - 8.000                                   4       1,550,724.09                    0.57        7.731        670           73.85
8.001 - 8.500                                   2         275,024.68                    0.10        8.409        662           76.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        599     271,078,917.33                  100.00        6.214        716           72.22
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                               February 14, 2006
Securitized Products Group         [LOGO OMITTED]
                                   Morgan Stanley

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                             Gross Margins of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
RAMGE OF GROSS                          MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
MARGINS (%)                              LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                  32      17,899,910.31                    6.60        5.420        734           77.35
2.001 - 2.500                                 325     166,827,883.57                   61.54        6.422        721           71.20
2.501 - 3.000                                 155      61,384,547.01                   22.64        5.637        709           71.68
3.001 - 3.500                                  24       7,919,127.44                    2.92        6.195        708           79.66
3.501 - 4.000                                   6       3,125,173.45                    1.15        7.303        715           78.72
4.001 - 4.500                                   3         735,857.33                    0.27        6.242        663           80.00
4.501 - 5.000                                  49      12,578,358.22                    4.64        7.044        677           74.05
5.001 - 5.500                                   2         142,368.88                    0.05        7.261        649           80.00
5.501 - 6.000                                   1          58,774.09                    0.02        7.800        654           80.00
6.001 - 6.500                                   1          75,524.68                    0.03        8.500        640           80.00
6.501 - 7.000                                   1         331,392.35                    0.12        8.500        582           80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        599     271,078,917.33                  100.00        6.214        716           72.22
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                     Months to Next Adjustment Date of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
MONTHS TO NEXT                          MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
ADJUSTMENT                               LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
0 - 5                                          76      37,671,035.21                   13.90        6.261        718           71.81
6 - 11                                        104      39,486,600.95                   14.57        5.265        713           70.59
12 - 17                                        13       3,073,665.84                    1.13        5.680        667           74.52
18 - 23                                        38       9,531,817.93                    3.52        7.037        687           75.83
24 - 29                                        13       3,280,682.76                    1.21        5.906        742           74.38
30 - 35                                        56      25,434,742.12                    9.38        6.146        714           79.70
48 - 53                                         5       2,700,445.42                    1.00        6.047        711           73.65
54 - 59                                       290     148,126,027.10                   54.64        6.427        720           71.10
60 - 65                                         4       1,773,900.00                    0.65        6.779        700           74.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        599     271,078,917.33                  100.00        6.214        716           72.22
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                          Initial Periodic Cap of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
INITIAL PERIODIC                        MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
CAP (%)                                  LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
Uncapped                                        3       2,947,865.62                    1.09        6.045        756           63.44
0.501 - 1.000                                  61      28,734,331.36                   10.60        6.382        709           72.59
1.001 - 2.000                                 147      51,930,199.37                   19.16        5.544        708           70.98
2.001 - 3.000                                  28       5,819,248.50                    2.15        6.747        677           77.89
4.001 - 5.000                                 141      78,394,858.34                   28.92        6.501        726           69.11
5.001 - 6.000                                 219     103,252,414.14                   38.09        6.261        716           75.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        599     271,078,917.33                  100.00        6.214        716           72.22
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                              Periodic Cap of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                        NUMBER OF         BALANCE            % OF PRINCIPAL        GROSS
PERIODIC                                MORTGAGE         AS OF THE           BALANCE AS OF         COUPON                    OLTV
CAP (%)                                  LOANS          CUT-OFF DATE        THE CUT-OFF DATE         (%)        FICO          (%)
------------------------------------------------------------------------------------------------------------------------------------
Uncapped                                        4       3,921,984.21                    1.45        6.158        763           63.83
0.501 - 1.000                                 165      69,411,553.37                   25.61        6.524        711           73.15
1.001 - 2.000                                 430     197,745,379.75                   72.95        6.106        717           72.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        599     271,078,917.33                  100.00        6.214        716           72.22
------------------------------------------------------------------------------------------------------------------------------------

                       Note: All characteristics are preliminary and are subject to the final collateral pool


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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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--------------------------------------------------------------------------------
MORGAN STANLEY                                                January 18, 2006
Securitized Products Group         [LOGO OMITTED]
                                   Morgan Stanley

--------------------------------------------------------------------------------


This material may have been prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.
The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other prior communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in
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not be offered or sold absent an exemption therefrom. Recipients are required
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holding, sale, exercise of rights or performance of obligations under any
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The securities/instruments discussed in this material may not be suitable for
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Options are not for everyone. Before purchasing or writing options, investors
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The value of and income from investments may vary because of changes in
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exercise of options or other rights in securities/instruments transactions.
Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized.
Actual events may differ from those assumed and changes to any assumptions may
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Some of the information contained in this document may be aggregated data of
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Notwithstanding anything herein to the contrary, Morgan Stanley and each
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In the UK, this communication is directed in the UK to those persons who are
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This material may not be sold or redistributed without the prior written
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    (C)  2005 Morgan Stanley
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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
-------------------------------------------------------------------------------


                             Preliminary Termsheet

                                [$386,623,000]
                                  Approximate

                  Morgan Stanley Mortgage Loan Trust 2006-3AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-3AR
                                  Groups 2-3

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                     IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.


               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

      The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.


-------------------------------------------------------------------------------
This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. It is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
-------------------------------------------------------------------------------


                          $386,623,000 (Approximate)
                  Morgan Stanley Mortgage Loan Trust 2006-3AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-3AR
                                  Groups 2-3

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                    Wells Fargo Bank, National Association
                               (Master Servicer)

                            Transaction Highlights
                            ----------------------

----------- ---------------- ----------------- ---------- -------------- ------------------------- ---------------- --------------
                                                                                                       Initial         Initial
 Offered                                        Expected    Avg Life to    Payment Window to Mty     Subordination   Pass-Through
 Classes      Description       Balance(2)      Ratings      Mty(1)                (1)                Level(3)          Rate
=========== ================ ================= ========== ============== ========================= ================ ==============
  2-A(6)        Senior         $188,706,000     AAA/Aaa       3.22                1-359               8.00%(6)        5.919%(4)
----------- ---------------- ----------------- ---------- ------------------------------------------------------------------------
   A-R         Residual            $100         AAA/Aaa                             Not Offered Hereby
----------- ---------------- ----------------- ---------- -------------- ------------------------- ---------------- --------------
  3-A(6)        Senior         $197,917,000     AAA/Aaa       3.24                1-360               8.00%(6)        6.120%(5)
----------- ---------------- -----------------------------------------------------------------------------------------------------
   B-1        Subordinate                                             Not Offered Hereby
----------- ---------------- -----------------------------------------------------------------------------------------------------
   B-2        Subordinate
----------- ----------------
   B-3        Subordinate
----------- ----------------
   B-4        Subordinate
----------- ----------------
   B-5        Subordinate
----------- ----------------
   B-6        Subordinate
----------- ----------------


Notes:
(1) Based on 100% of the prepayment assumption as described herein. (2) Bond sizes subject to a variance of plus or minus 10%. (3) Subordination Levels are preliminary, subject to final Rating Agency approval and will have a variance of plus or minus 1.50%.
(4) The pass-through rates for Class 2-A Certificates will be subject to the weighted average Net Mortgage Rates of the group 2 mortgage loans (the "Group 2 Net WAC") as described herein.
(5) The pass-through rates for Class 3-A Certificates will be subject to the weighted average Net Mortgage Rates of the group 3 mortgage loans (the "Group 3 Net WAC") as described herein.
(6) This class is presented solely for purposes of discussion and is likely to be divided into multiple classes with varying coupons, average lives to maturity and payment windows.




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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
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                                    Page 2

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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
-------------------------------------------------------------------------------

Issuing Entity:     Morgan Stanley Mortgage Loan Trust 2006-3AR

Depositor:          Morgan Stanley Capital I Inc. The offered certificates will be issued under the depositor's registration statement (File No. 333-104283 with the Securities and
                    Exchange Commission).

Sponsor:            Morgan Stanley Mortgage Capital Inc.

Originators:        Morgan Stanley Mortgage Capital Inc., the Sponsor, is expected to be the originator for approximately 67.53% and 82.35% of the Mortgage Loans in Loan
                    Group 2 (the "Group 2 Mortgage Loans") and Loan Group 3 (the "Group 3 Mortgage
                    Loans"), respectively, by principal balance. Morgan Stanley Credit Corp. is expected to be the originator for approximately 16.85% and 12.37% of the
                    Mortgage Loans in Loan Group 2 and Loan Group 3. No other originator is expected to have originated more than 10% of the Group 2 or Group 3 Mortgage Loans by principal balance.


Servicers:          GMAC Mortgage Corporation is expected to be the initial servicer of 79.56% and
                    84.79% of the Group 2 and Group 3 Mortgage Loans, respectively, by principal balance. See Exhibit 2. Morgan Stanley Credit Corp. is expected to be the servicer of approximately 16.85% and 12.37% of the Group 2 and Mortgage Loans,
                    respectively by principal balance. No other servicer is expected to be the direct servicer for more than 10% of the Group 2 or Group 3 Mortgage Loans by principal balance.

Servicing Fee:      The Servicing Fee Rate for Group 3 is expected to be between 0.250% and 0.375%.
                    The weighted average Servicing Fee Rate for Group 2 as of the Cut-off Date is
                    expected to be 0.349%.

                    The Servicing Fee Rate for Group 3 is expected to be between 0.250% and 0.375%.
                    The weighted average Servicing Fee Rate for Group 3 as of the Cut-off Date is
                    expected to be 0.356%.

                    For its compensation the master servicer will receive reinvestment income on amounts on deposit for the period from between the servicer remittance date and the Distribution Date. From its compensation, the master servicer will pay the fees of the Securities Administrator, the Trustee and any Custodians ongoing
                    (safekeeping and loan file release only) fees.

Servicer
Remittance Date:    Generally,  the 18th of the  month in which  the  Distribution  Date occurs.

Master Servicer/
Securities
Administrator:      Wells Fargo Bank, National Association

Trustee:            LaSalle Bank National Association.

Managers:           Morgan Stanley (sole lead manager)

Rating Agencies:    The Offered Certificates are expected to be rated by two out of the three major rating agencies: Standard & Poor's, Moodys Investors Service, Inc. or Fitch.

Offered
Certificates:       The Class 2-A and Class 3-A Certificates.

Senior Certificate
Group:              The Group 2 Senior Certificates and Group 3 Senior Certificates.

Senior
Certificates:       Collectively, the Group 2 Senior Certificates and Group 3 Senior
                    Certificates or any classes of certificates resulting from the division of the
                    Offered Certificates and having a distribution priority over the Aggregate Group
                    II Subordinate Certificates.


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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------

                                    Page 3

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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
-------------------------------------------------------------------------------

Group 2 Senior
Certificates:       The Class 2-A and Class A-R Certificates.

Group 3 Senior
Certificates:       The Class 3-A Certificates.

Class B
Certificates        The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6
                    Certificates

Aggregate Group II
Subordinate
Certificates:       The Class B Certificates

Aggregate Group II
Certificates:       The Group 2 Senior Certificates and Group 3 Senior Certificates and Aggregate
                    Group II Subordinate Certificates.

Other               Certificates It is anticipated that other classes of certificates will be issued by the Issuing Entity, including other groups of Senior Certificates (each a
                    "Senior Certificate Group"), and other groups of subordinate certificates (each an "Aggregate Subordinated Certificate Group"). There will be no cross collateralization between the Aggregate Group II Certificates and any other classes of certificates.

Relationship
between Loan Groups
and Certificate
Groups:             The certificates with a "2" prefix and the Class A-R Certificates are sometimes referred to as the group 2 senior certificates and they correspond to the mortgage loans in loan group 2. The certificates with a "3" prefix are sometimes referred to as the group 3 senior certificates and they correspond to the mortgage loans in loan group 3.


Expected Closing
Date:               February 28, 2006 through DTC and, upon request only, through Euroclear or
                    Clearstream.



Cut-off Date:       February 1, 2006.

Forms and
Denomination:       The Offered Certificates will be issued in book-entry form and in minimum dollar denominations of $25,000, with an addition increment of $1,000.


CPR:                "CPR" represents an assumed constant rate of prepayment each month of the then outstanding principal balance of a pool of mortgage loans.

Prepayment
Assumption:         25% CPR

Record Date:        For the Offered Certificates and any Distribution Date, the business day immediately preceding that Distribution Date, or if the Offered Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that Distribution Date.

Accrual Period:     The interest accrual period (the "Accrual Period") for each class of certificates and any distribution date is the calendar month immediately prior to the month in which the relevant distribution date occurs. Interest is required to be calculated on the basis of a 360-day year consisting of twelve
                    30-day months.

Distribution Dates: The 25th of each month, or if such day is not a business day, on the next business day, beginning March 27, 2006.

Last Scheduled
Distribution Date:  The Distribution Date occurring in [March 2036].

Clean-Up Call:      The terms of the transaction allow for a purchase of the Aggregate Loan Group II
                    Mortgage Loans resulting in the retirement of the Certificates once the aggregate principal balance of the Aggregate Loan Group II Mortgage Loans is equal to 1% or less of aggregate principal balance of the Aggregate Loan Group
                    II Mortgage Loans as of the Cut-off Date (the "Clean-Up Call Date"). The Master
                    Servicer may assign its right to the Clean-Up Call to another party.



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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
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                                    Page 4

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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
-------------------------------------------------------------------------------

Aggregate Loan
Groups:             Aggregate Loan Group I consists of mortgage loans in Group 1. Certificates relating to that group are not offered hereby.

                    Aggregate Loan Group II consists of mortgage loans from Group 2 and Group 3.

Group 2 Mortgage
Loans:              As of the Cut-off Date, the Group 2 Mortgage Loans consist of 640 adjustable rate residential, first-lien mortgage loans. The aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-off Date will be approximately
                    $205,116,229.

Group 3 Mortgage
Loans:              As of the Cut-off Date, the Group 3 Mortgage Loans consist of 357 adjustable rate residential, first-lien mortgage loans. The aggregate principal balance of the Group 3 Mortgage Loans as of the Cut-off Date will be approximately
                    $215,126,997.

Substitution
Adjustment Amount:  The amount by which the balance of any Mortgage Loan that is repurchased from the trust exceeds the balance of any Mortgage Loan which is then substituted.
                    The entity substituting for a Mortgage Loan is required to deposit into the trust the Substitution Adjustment Amount.

Liquidated
Mortgage Loan:      A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the related Servicer has determined that all recoverable liquidation and insurance proceeds have been received.

Realized Loss:      A "Realized Loss" for a Liquidated Mortgage Loan is the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage
                    Loan.

REO Property        Real Estate owned by the issuing entity.

Delinquency:        As calculated using the MBA methodology, as of the cut-off date, none of the mortgage loans were more than 30 days' delinquent. No more than 5% of the mortgage loans by aggregate stated principal balance as of the cut-off date have been delinquent 30 days or more at least once since they were originated. The servicer of some of these mortgage loans has changed at least one time since they were originated. A servicing transfer in some cases may have contributed to the delinquency of the mortgage loan. None of the mortgage loans have been 60 or more days delinquent since they were originated.

Class Principal
Balance:            The "Class Principal Balance" of any Class of Certificates as of any
                    Distribution Date is the initial Class Principal Balance of the Class listed on page 2 of this preliminary termsheet reduced by the sum of (i) all amounts previously distributed to holders of Certificates on the Class as payments of principal, and (ii) the amount of Realized Losses (including Excess Losses) on the Mortgage Loans in the related Loan Group allocated to the Class.

Due Date:           "Due Date" means, with respect to a Mortgage Loan, the day of the calendar month on which scheduled payments are due on that Mortgage Loan. With respect to any
                    Distribution Date, the related Due Date is the first day of the calendar month in which that Distribution Date occurs.


Prepayment Period: "Prepayment Period" means for any Mortgage Loan and any Distribution Date, the calendar month preceding that Distribution Date.



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Please refer to important information and qualification at the end of this material.
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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
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
Principal Amount:   The "Principal Amount" for any Distribution Date and each of Loan Group 2 and
                    Loan Group 3 will equal the sum of:

                    1. all monthly payments of principal due on each Mortgage Loan (other than a liquidated mortgage loan) in that Loan Group on the related Due Date,

                    2. the principal portion of the purchase price of each Mortgage Loan in that
                    Loan Group that was repurchased by the Seller pursuant to the Pooling and
                    Servicing Agreement or the related Originator pursuant to the related underlying mortgage loan purchase agreement as of the Distribution Date,

                    3. the Substitution Adjustment Amount in connection with any deleted Mortgage
                    Loan in that Loan Group received with respect to the Distribution Date,

                    4. any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that Loan Group that are not yet Liquidated
                    Mortgage Loans received during the calendar month preceding the month of the
                    Distribution Date,

                    5. with respect to each Mortgage Loan in that Loan Group that became a
                    Liquidated Mortgage Loan during the calendar month preceding the month of the
                    Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

                    6. all partial and full principal prepayments by borrowers on the Mortgage Loans in that Loan Group received during the related Prepayment Period, and

                    7. any subsequent recoveries (as further described in the Free Writing
                    Prospectus under "Servicing of the Mortgage Loan - Subsequent Recoveries") on
                    the Mortgage Loans in that Loan Group received during the calendar month preceding the month of the Distribution Date.


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Please refer to important information and qualification at the end of this material.
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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
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
Senior Principal
Distribution
Amount:             The "Senior Principal Distribution Amount" for any Distribution Date and Loan
                    Group will equal the sum of

                    o the related Senior Percentage of all amounts described in clauses 1. through
                    4. of the definition of Principal Amount for that Loan Group and that
                    Distribution Date,

                    o for each Mortgage Loan in that Loan Group that became a Liquidated Mortgage
                    Loan during the calendar month preceding the month of the Distribution Date, the lesser of

                         o the related Senior Percentage of the Stated Principal Balance of the
                         Mortgage Loan as of the Due Date in the month preceding the month of that
                         Distribution Date and

                         o either (i) the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan or (ii) if an Excess Loss was sustained on the Liquidated Mortgage Loan during the preceding calendar month, the related Senior Percentage of the amount of the liquidation proceeds allocable to principal received on the
                         Mortgage Loan, and

                    o the sum of the related Senior Prepayment Percentage of amounts described in clauses 6. and 7. of the definition of Principal Amount for that Loan Group and that Distribution Date;

                    o any transfer payments received for that Loan Group and Distribution Date;

                    provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained on a Mortgage Loan in that Loan Group that is not a Liquidated Mortgage Loan, that Senior Principal Distribution Amount will be reduced on the related
                    Distribution Date by the related Senior Percentage of the principal portion of the Bankruptcy Loss.


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Please refer to important information and qualification at the end of this material.
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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
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
Senior Percentage:  The "Senior Percentage" for any Senior Certificate Group and Distribution Date
                    is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal Balances of each Class of Senior Certificates of such Senior Certificate Group immediately before that Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in the related Loan Group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments in the Prepayment Period related to such prior Due Date); provided, however, that on any Distribution Date after a Senior Termination Date, in the case of the Aggregate Group II Certificates, the Senior Percentage of the
                    remaining Senior Certificate Group in Aggregate Certificate Group II is the
                    percentage equivalent of a fraction, the numerator of which is the aggregate
                    Class Principal Balance of each class of Senior Certificates (other than the
                    Notional Amount Certificates) of such remaining Senior Certificate Group immediately prior to such Distribution Date and the denominator of which is the aggregate Class Principal Balance of all Classes of Certificates (other than the
                    Notional Amount Certificates) in that Aggregate Certificate Group immediately prior to such Distribution Date.

                    For any Distribution Date on and prior to a Senior Termination Date, the
                    "Subordinated Percentage" for the portion of the Aggregate Group II Subordinated
                    Certificates relating to Loan Group 2 and Loan Group 3 as applicable, in each case will be calculated as the difference between 100% and the Senior Percentage of the Senior Certificate Group relating to that Loan Group on such Distribution
                    Date. After the Senior Termination Date, the Subordinated Percentage for the
                    Aggregate Group II Subordinated Certificates will represent the entire interest of the Aggregate Group II Subordinated Certificates in Aggregate Loan Group II
                    and will be calculated as the difference between 100% and the Senior Percentage for the Aggregate Group II Senior Certificates for such Distribution Date.

                    The "Aggregated Subordinated Percentage" for any Distribution Date and Aggregate
                    Loan Group is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Principal Balance of the Subordinated Certificates
                    in the related Aggregate Certificate Group immediately prior to such
                    Distribution Date and the denominator of which is the aggregate Stated Principal
                    Balance of all the Mortgage Loans in that Aggregate Loan Group as of the Due
                    Date in the month preceding the month of such Distribution Date.



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material.
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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
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
Senior Prepayment
Percentage:         The "Senior Prepayment Percentage" of a Senior Certificate Group for any
                    Distribution Date occurring during the seven years beginning on the first
                    Distribution Date will equal 100%. Thereafter, the Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph.
                    This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the Senior Certificates in
                    Aggregate Group II (other than the Notional Amount Certificates) which receive these unscheduled payments of principal while, in the absence of Realized
                    Losses, increasing the interest in the Aggregate Group II Mortgage Loans evidenced by the Aggregate Group II Subordinate Certificates. Increasing the
                    respective interest of the Subordinated Certificates relative to the Senior
                    Certificates in that Aggregate Certificate Group is intended to preserve the availability of the subordination provided by the Subordinate Certificates.

                    The Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior
                    Percentage plus 70% of the Subordinated Percentage for such Distribution Date;
                    for any Distribution Date in the second year thereafter, the related Senior
                    Percentage plus 60% of the Subordinated Percentage for the Distribution Date;
                    for any Distribution Date in the third year thereafter, the related Senior
                    Percentage plus 40% of the Subordinated Percentage for such Distribution Date;
                    for any Distribution Date in the fourth year thereafter, the related Senior
                    Percentage plus 20% of the Subordinated Percentage for such Distribution Date;
                    and for any Distribution Date thereafter, the related Senior Percentage for such
                    Distribution Date (unless on any Distribution Date the related Senior Percentage of a related Senior Certificate Group exceeds the Senior Percentage of such
                    Senior Certificate Group as of the Closing Date, in which case the Senior
                    Prepayment Percentage for the Distribution Date will once again equal 100%).

                    Notwithstanding the preceding paragraph, if (x) on or before the Distribution
                    Date in February 2009, the Aggregate Subordinated Percentage is at least 200% of the Subordinated Percentage for the Aggregate Group II Subordinated Certificates
                    as of the Closing Date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the Aggregate Group II Mortgage Loans do not
                    exceed 20% of the related original subordinate principal balance, the Senior
                    Prepayment Percentage for each Loan Group in Aggregate Group II will equal the
                    Senior Percentage for that Distribution Date plus 50% of the amount equal to
                    100% minus the Senior Percentage and (y) after the Distribution Date in February
                    2009, the Subordinated Percentage for the Aggregate Group II Subordinate
                    Certificates is at least 200% of the Subordinated Percentage as of the Closing
                    Date, the delinquency test set forth above is satisfied and cumulative Realized
                    Losses on the Aggregate Loan Group II Mortgage Loans do not exceed 30% of the original subordinate principal balance (the "Two Times Test"), the Senior
                    Prepayment Percentage in each Loan Group in Aggregate Loan Group II will equal the Senior Percentage.

Senior Termination
Date:               The "Senior Termination Date" for a Senior Certificate Group is the date on which the aggregate Class Principal Balance of the Senior Certificates of such
                    Senior Certificate Group is reduced to zero.

Credit Enhancement: Credit enhancement will be provided by:

                      o  The subordination of one or more classes of the securities of the series

                      o  The preferential allocation of some or all of the prepayments on the
                         Aggregate Loan Group II Mortgage Loans to the Aggregate Group II Senior
                         Certificates in order to increase the level of subordination in the trust.


Net Mortgage Rate:  The "Net Mortgage Rate" with respect to any Mortgage Loan is the related
                    Mortgage Rate minus the Servicing Fee Rate and lender paid mortgage insurance, if any.



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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
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                                    Page 9

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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
-------------------------------------------------------------------------------

Loss and Delinquency
Senior Tests:       Notwithstanding the foregoing, no decrease in the related Prepayment Percentage will occur unless both of the step down conditions listed below are satisfied:

                      o  the outstanding principal balance of all Mortgage Loans in Aggregate Loan
                         Group II delinquent 60 days or more (including Mortgage Loans in foreclosure, real estate owned by the trust fund and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Aggregate Group II Subordinated Certificates, does not equal or exceed 50%, and

                      o  cumulative Realized Losses on the Mortgage Loans in that Aggregate Loan
                         Group do not exceed

                          (a) commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of the aggregate Class Principal
                              Balance of the related Aggregate Subordinated Certificates as of the
                              Closing Date (with respect to the Aggregate Subordinated Certificates, the "original subordinate principal balance").

                          (b) commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the original subordinate principal balance

                          (c) commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the original subordinate principal balance

                          (d) commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and

                          (e) commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the original subordinate principal balance.
Allocation of
Realized Losses:    Any realized losses (other than Excess Losses) on the Mortgage Loans in a Loan
                    Group in Aggregate Loan Group II will be allocated as follows: first, to the
                    Aggregate Group II Subordinate Certificates in reverse order of their numerical
                    Class designations, in each case until the respective class principal balance thereof has been reduced to zero; and thereafter, to the Senior Certificates of the related Senior Certificate Group.

                    On each Distribution Date, Excess Losses on the Mortgage Loans in a Loan Group
                    in Aggregate Loan Group II will be allocated pro rata among the Classes of
                    Senior Certificates of the related Senior Certificate Group and the Aggregate
                    Group II Subordinated Certificates as follows: (i) in the case of the Senior
                    Certificates, the Senior Percentage of such Excess Loss will be allocated among the Classes of Senior Certificates (other than the Notional Amount Certificates)
                    in the related Senior Certificate Group pro rata based on their Class Principal
                    Balances immediately prior to that Distribution Date and (ii) in the case of the
                    Aggregate Group II Subordinated Certificates; the Subordinated Percentage of
                    such Excess Loss will be allocated among the Classes of Aggregate Group II
                    Subordinated Certificates pro rata based on each Class' share of the related
                    Subordinated Portion for the related Loan Group


Excess              Loss Excess Losses are special hazard, fraud or bankruptcy losses that exceed levels specified by the Rating Agencies based on their analysis of the Mortgage
                    Loans.

Senior Credit
Support Depletion
Date:               The "Senior Credit Support Depletion Date" for the Aggregate Group II Senior
                    Certificates is the date on which the aggregate Class Principal Balance of the
                    Aggregate Group II Subordinated Certificates has been reduced to zero.


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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------

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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
-------------------------------------------------------------------------------

Certificate
Priority
of Distributions:   With respect to any Distribution Date, from the Group 2 Senior Principal
                    Distribution Amount, sequentially to the Class A-R and Class 2-A Certificates, in that order, until retired.

                    With respect to any Distribution Date, from the Group 3 Senior Principal
                    Distribution Amount, to the Class 3-A Certificates until retired.


Trust Tax Status:   One or more REMICs.

ERISA Eligibility:  Subject to the considerations in the Prospectus and the Free Writing Prospectus,
                    the Offered Certificates are ERISA eligible and may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of
                    1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as
                    amended, or by an entity investing the assets of such a benefit plan.

SMMEA Eligibility:  It is anticipated that the Offered Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984
                    as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration
Statement
Prospectus:         This term sheet does not contain all information that is required and to be included in a registration statement, or in a base prospectus and prospectus supplement.

                    The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Issuing Entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the
                    Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free
                    1-866-718-1649.

                    The registration  statement  referred to above (including the prospectus) is incorporated in this term  sheet by  reference.  and may be  accessed  by  clicking  on the  following hyperlink:
                    http://www.sec.gov/Archives/edgar/data/762153/000091412105001150/0000914121-05-001150.txt

Risk Factors:       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS INCLUDED IN THE REGISTRATION
                    STATEMENT AND IN THE FREE WRITING PROSPECTUS SUPPLEMENT AND THE PROSPECTUS
                    SUPPLEMENT FOR MORGAN STANLEY MORTGAGE LOAN TRUST 2006-3AR TRANSACTION REFERRED
                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN
                    INVESTMENT IN THE OFFERED CERTIFICATES.


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Please refer to important information and qualification at the end of this material.
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                                   Page 11

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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
-------------------------------------------------------------------------------

Static Pool
Information:        Information concerning the sponsor's prior residential mortgage loan securitizations involving fixed- and adjustable-rate mortgage loans secured by first-mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at
                    http://www.morganstanley.com/institutional/abs_spi/Prime_AltA.html. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past two years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than two years from the date of this term sheet. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------

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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
-------------------------------------------------------------------------------


                 Weighted Average Life ("WAL") Sensitivity(1)
               To Maturity (of the last maturing Mortgage Loan)



    -----------------------------------------------------------------------
    Prepay Prepayment          0        15        25       35       50
    Speed  Assumption (% )
    -----------------------------------------------------------------------
     2-A   WAL (yrs)         21.44     5.49      3.22     2.14     1.31
           Principal Window 1 - 359   1 - 359  1 - 359  1 - 359   1 - 359
    -----------------------------------------------------------------------

   -----------------------------------------------------------------------
    Prepay Prepayment          0        15        25       35       50
    Speed  Assumption (% )
    -----------------------------------------------------------------------
     3-A   WAL (yrs)         21.78     5.53      3.24     2.15     1.31
           Principal Window 1 - 360   1 - 360  1 - 360  1 - 360   1 - 360
    -----------------------------------------------------------------------


1. Run using Structuring Assumptions as further described herein


-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------

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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
-------------------------------------------------------------------------------

Structuring Assumptions

   o the Aggregate Loan Group II Mortgage Loans prepay at the specified constant percentages of the Prepayment Assumption,

   o no defaults in the payment by mortgagors of principal of and interest on the Aggregate Loan Group II Mortgage Loans are experienced,

   o scheduled payments on the Aggregate Loan Group II Mortgage Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed before giving effect to prepayments received on the last day of the prior month,

   o the scheduled monthly payment for each Aggregate Loan Group II Mortgage Loans is calculated based on its principal balance, mortgage rate and remaining term to stated maturity, so that each Aggregate Loan Group II Mortgage Loans will amortize in amounts sufficient to repay the remaining principal balance of such Aggregate Loan Group II Mortgage Loans by its remaining term to stated maturity, in some cases following an interest only period, as indicated in the table below,

   o prepayments are allocated as described in this preliminary termsheet and in the freewriting prospectus without giving effect to loss and delinquency tests,

   o the initial Class Principal Balance of each Class of Offered Certificates is as set forth on page 2 of this preliminary termsheet,

   o there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Aggregate Loan Group II Mortgage Loans and are received on the last day of each month, commencing in the calendar month of the Closing Date,

   o distributions in respect of the Certificates are received in cash on the 25th day of each month commencing in the calendar month following the Closing Date,

   o  the Closing Date of the sale of the Certificates is February 28, 2006,

   o neither the Seller nor any Originator is required to repurchase or substitute for any Aggregate Loan Group II Mortgage Loans,

   o the levels of the Six-Month LIBOR, One-Year LIBOR, and One-Year CMT Indices remain constant at 4.931%, 5.103%, and 4.676% respectively,

   o  The Clean-up Call is not exercised,

   o the Mortgage Rate on each Aggregate Loan Group II Mortgage Loans with an adjustable Mortgage Rate will be adjusted on each interest adjustment date (as necessary) to a rate equal to the applicable Index plus the Gross Margin, subject to Maximum Mortgage Rates, Minimum Mortgage Rates and Initial and Subsequent Periodic Rate Caps (as applicable), set forth in the table below,

   o scheduled monthly payments on each Aggregate Loan Group II Mortgage Loans will be adjusted in the month immediately following the interest adjustment date (as necessary) for such Aggregate Loan Group II Mortgage Loans to equal the fully amortizing payment described above, in some cases, following an interest only period, and

   o Aggregate Loan Group II consists of [98] Mortgage Loans with the following characteristics


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Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------

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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
-------------------------------------------------------------------------------


                                                                                  Original      Remaining
                                       Cut-off                        Current       Term to       Term to       Initial
                                        Date            Current         Net         Stated         Stated      Periodic
                   Index              Principal        Mortgage      Mortgage      Maturity       Maturity       Rate
   Type             Name             Balance ($)       Rate (%)      Rate (%)      (Months)       (Months)      Cap (%)
-----------  -------------------  ------------------  ------------  ------------  ------------  -------------  ----------
   ARM         6 Month LIBOR           311,907.34       7.87500       7.50000        360*           359         6.00000
   ARM          1 Year LIBOR           246,474.06       5.92674       5.55174         360           353         2.00000
   ARM          1 Year LIBOR         1,651,914.91       5.94824       5.60134         360           356         5.00000
   ARM          1 Year LIBOR           134,437.88       7.75000       7.37500         360           357         5.62500
   ARM          1 Year LIBOR         7,626,406.50       6.39887       6.02387         360           357         6.00000
   ARM          1 Year LIBOR           653,475.01       6.33055       5.95555         360           359         6.00000
   ARM           1 Year CMT            145,106.47       6.87500       6.50000         360           356         2.00000
   ARM           1 Year CMT            118,482.27       5.00000       4.62500         360           353         5.00000
   ARM          1 Year LIBOR           124,600.00       6.62500       6.25000         360           359         6.00000
   ARM          1 Year LIBOR           125,600.00       6.00000       5.62500         360           359         6.00000
   ARM          1 Year LIBOR           636,700.00       6.67387       6.34834         360           352         2.00000
   ARM          1 Year LIBOR           126,858.94       6.00000       5.62500         360           350         2.00000
   ARM          1 Year LIBOR         2,603,901.79       5.78529       5.41029         360           356         5.00000
   ARM          1 Year LIBOR           287,192.00       5.12500       4.75000         360           356         5.00000
   ARM          1 Year LIBOR         4,625,834.99       6.26195       5.88695         360           355         6.00000
   ARM          1 Year LIBOR           514,288.00       5.98002       5.60502         360           354         6.00000
   ARM          1 Year LIBOR           244,000.00       7.25000       6.87500         360           358         6.00000
   ARM           1 Year CMT            700,000.00       5.87500       5.50000         360           358         5.00000
   ARM          1 Year LIBOR         3,890,196.60       6.50796       6.19697         360           357         5.00000
   ARM          1 Year LIBOR           610,800.00       6.25139       5.87639         360           359         5.00000
   ARM          1 Year LIBOR        27,183,945.89       6.36071       5.98571         360           357         6.00000
   ARM          1 Year LIBOR           845,000.00       7.50000       7.12500         360           359         6.00000
   ARM          1 Year LIBOR        11,936,488.04       6.36562       5.99062         360           357         6.00000
   ARM          1 Year LIBOR           380,000.00       6.00000       5.62500         360           357         6.00000
   ARM          1 Year LIBOR         1,302,118.00       6.30822       5.93322         360           358         6.00000
   ARM          1 Year LIBOR           391,200.00       6.25000       5.87500         360           359         6.00000
   ARM         6 Month LIBOR            67,862.21       8.00000       7.62500         360           357         3.00000
   ARM         6 Month LIBOR           593,337.92       6.37500       6.00000         360           357         3.00000
   ARM         6 Month LIBOR         3,643,388.63       6.82074       6.44574         360           357         5.00000
   ARM         6 Month LIBOR         8,808,428.71       6.44209       6.06709         360           357         6.00000
   ARM         6 Month LIBOR           358,423.93       6.05911       5.68411         360           358         6.00000
   ARM         6 Month LIBOR           449,502.73       5.78640       5.41140         360           355         6.00000
   ARM         6 Month LIBOR           133,578.26       5.75000       5.37500         360           357         6.00000
   ARM         6 Month LIBOR         1,125,178.04       6.00914       5.63414         360           355         6.00000
   ARM         6 Month LIBOR           309,691.39       6.00000       5.62500         360           359         6.00000
   ARM         6 Month LIBOR           287,031.76       5.87500       5.50000         360           350         6.00000
   ARM         6 Month LIBOR           528,500.00       7.01490       6.63990         360           357         3.00000
   ARM         6 Month LIBOR         5,589,281.39       6.31917       6.05061         360           356         5.00000
   ARM         6 Month LIBOR        38,746,027.69       5.50929       5.24579         360           355         6.00000
   ARM         6 Month LIBOR           388,000.00       6.94072       6.56572         360           359         6.00000
   ARM         6 Month LIBOR           324,000.00       6.62500       6.25000         360           359         6.00000
   ARM         6 Month LIBOR        18,506,898.53       6.59303       6.21312         360           356         5.00000
   ARM         6 Month LIBOR           736,000.00       7.50000       7.12500         360           357         5.00000
   ARM         6 Month LIBOR           534,400.00       6.69368       6.31868         360           356         5.00000
   ARM         6 Month LIBOR            97,986.99       6.87500       6.50000         360           356         5.00000
   ARM         6 Month LIBOR           151,920.00       6.50000       6.12500         360           356         5.00000
   ARM         6 Month LIBOR           121,930.00       6.87500       6.50000         360           356         5.00000
   ARM         6 Month LIBOR         7,365,420.91       6.36443       5.98943         360           357         5.00000
   ARM         6 Month LIBOR         2,402,077.00       7.13660       6.76160         360           358         5.00000
   ARM         6 Month LIBOR         9,533,075.85       6.50314       6.12814         360           357         5.00000
   ARM         6 Month LIBOR        21,825,445.97       6.50268       6.12768         360           357         6.00000
   ARM         6 Month LIBOR        10,387,407.00       6.52596       6.15096         360           358         6.00000
   ARM         6 Month LIBOR           326,715.67       5.75000       5.37500         360           356         6.00000
   ARM         6 Month LIBOR           300,000.00       6.75000       6.37500         360           356         6.00000
   ARM         6 Month LIBOR         3,083,562.02       6.41638       6.04138         360           356         6.00000
   ARM         6 Month LIBOR           974,228.00       6.20884       5.83384         360           357         6.00000



              Subsequent                    Maximum       Minimum                         Rate          Remaining
               Periodic        Gross       Mortgage       Mortgage      Months to        Reset        Interest-Only
                 Rate          Margin        Rate           Rate        Next Rate      Frequency         Period
   Type         Cap (%)         (%)           (%)           (%)         Adjustment      (Months)        (Months)        Group
-----------  --------------  -----------  ------------  -------------  -------------  -------------  ----------------  --------
   ARM          2.00000       2.25000      13.87500       2.25000           59             6               N/A            2
   ARM          2.00000       2.66380      11.55891       2.66380           53             12              N/A            2
   ARM          2.00000       2.30878      10.94824       2.30878           56             12              N/A            2
   ARM          2.00000       2.25000      13.37500       2.25000           57             12              N/A            2
   ARM          2.00596       2.49207      12.39887       2.49207           57             12              N/A            2
   ARM          2.00000       2.25000      12.33055       2.25000           59             12              N/A            2
   ARM          2.00000       3.37500      11.87500       3.37500           56             12              N/A            2
   ARM          2.00000       2.75000      10.00000       2.75000           53             12              N/A            2
   ARM          2.00000       2.25000      12.62500       2.25000           59             12              59             2
   ARM          2.00000       2.25000      12.00000       2.25000           59             12              59             2
   ARM          2.00000       2.28163      12.27808       2.28163           52             12              52             2
   ARM          2.00000       2.25000      12.00000       2.25000           50             12              50             2
   ARM          2.00000       2.33686      10.95900       2.33686           56             12              56             2
   ARM          2.00000       2.75000      11.12500       2.75000           56             12              56             2
   ARM          2.01319       2.25000      12.26195       2.25000           55             12              55             2
   ARM          2.09666       2.25000      11.98002       2.25000           54             12              54             2
   ARM          2.00000       2.25000      13.25000       2.25000           58             12              58             2
   ARM          2.00000       2.75000      10.87500       2.75000           58             12              58             2
   ARM          2.00000       2.25000      11.50796       2.25000           57             12              117            2
   ARM          2.00000       2.25000      11.25139       2.25000           59             12              119            2
   ARM          2.00000       2.28072      12.36071       2.28072           57             12              117            2
   ARM          2.00000       2.25000      13.50000       2.25000           59             12              119            2
   ARM          2.00000       2.25000      12.36852       2.25000           57             12              117            2
   ARM          2.00000       2.25000      12.00000       2.25000           57             12              117            2
   ARM          2.00000       2.25000      12.30822       2.25000           58             12              118            2
   ARM          2.00000       2.25000      12.25000       2.25000           59             12              119            2
   ARM          1.00000       5.00000      13.00000       5.00000           57             6               N/A            2
   ARM          1.00000       5.00000      11.37500       5.00000           57             6               N/A            2
   ARM          1.00000       2.71385      11.84065       2.78464           57             6               N/A            2
   ARM          1.74824       2.38926      12.44209       2.52107           57             6               N/A            2
   ARM          2.00000       2.25000      12.05911       2.25000           58             6               N/A            2
   ARM          1.00000       2.75000      11.78640       2.75000           55             6               N/A            2
   ARM          2.00000       2.75000      11.75000       2.25000           57             6               N/A            2
   ARM          1.30946       2.59527      12.00914       2.59527           55             6               N/A            2
   ARM          2.00000       2.25000      12.00000       2.25000           59             6               N/A            2
   ARM          2.00000       2.25000      11.87500       2.25000           50             6               14             2
   ARM          1.00000       5.00000      12.01490       5.00000           57             6               57             2
   ARM          1.00000       2.25000      11.31917       2.25000           56             6               56             2
   ARM          2.00000       2.02701      11.50929       2.02701           55             6               55             2
   ARM          2.00000       2.25000      12.94072       2.25000           59             6               119            2
   ARM          2.00000       2.25000      12.62500       2.25000           59             6               119            2
   ARM          1.00000       2.38680      11.59110       2.38680           56             6               116            2
   ARM          1.00000       2.25000      12.50000       2.25000           57             6               117            2
   ARM          1.00000       2.25000      11.69368       2.25000           56             6               116            2
   ARM          1.00000       2.25000      11.87500       2.25000           56             6               116            2
   ARM          1.00000       2.25000      11.50000       2.25000           56             6               116            2
   ARM          1.00000       2.25000      11.87500       2.25000           56             6               116            2
   ARM          1.00000       2.53767      11.36443       2.53966           57             6               117            2
   ARM          1.00000       2.25000      12.13660       2.27014           58             6               118            2
   ARM          1.00000       2.65618      11.50314       2.65618           57             6               117            2
   ARM          1.96383       2.27796      12.50268       2.27182           57             6               117            2
   ARM          2.00000       2.30757      12.52596       2.30757           58             6               118            2
   ARM          1.00000       2.75000      11.75000       2.75000           56             6               116            2
   ARM          2.00000       2.25000      12.75000       2.25000           56             6               116            2
   ARM          1.66135       2.41933      12.41638       2.41933           56             6               116            2
   ARM          2.00000       2.25000      12.20884       2.25000           57             6               117            2
* Balloon Loan; Original Amortization is 480


-----------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualification at the end of this material.
-----------------------------------------------------------------------------
                                    Page 15

---------------------------- ------------------------- -----------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------


                                                                                   Original      Remaining
                                       Cut-off                        Current       Term to       Term to       Initial
                                        Date            Current         Net         Stated         Stated      Periodic
                   Index              Principal        Mortgage      Mortgage      Maturity       Maturity       Rate
   Type             Name             Balance ($)       Rate (%)      Rate (%)      (Months)       (Months)      Cap (%)
-----------  -------------------  ------------------  ------------  ------------  ------------  -------------  ----------
ARM          1 Year LIBOR            1,186,497.38       5.80751       5.55751         360           355         2.00000
ARM          1 Year LIBOR            2,694,501.13       6.43124       6.05624         360           358         6.00000
ARM          1 Year LIBOR              480,000.00       6.75000       6.37500         360           359         6.00000
ARM          1 Year LIBOR              580,000.00       7.00000       6.62500         360           360         6.00000
ARM          1 Year LIBOR            2,102,417.38       5.86407       5.61407         360           355         2.00000
ARM          1 Year LIBOR            2,533,080.00       5.45096       5.20096         360           354         2.00000
ARM          1 Year LIBOR            1,168,000.00       6.42080       6.04580         360           358         5.00000
ARM          1 Year LIBOR            2,449,150.00       6.15168       5.77668         360           356         6.00000
ARM          1 Year LIBOR              436,000.00       7.75000       7.37500         360           358         6.00000
ARM          1 Year LIBOR              637,500.00       7.12500       6.75000         360           359         6.00000
ARM          1 Year LIBOR              524,000.00       7.37500       7.00000         360           360         6.00000
ARM          1 Year LIBOR              510,000.00       6.00000       5.62500         360           360         6.00000
ARM          1 Year LIBOR            2,059,206.17       6.14227       5.76727         360           357         5.00000
ARM          1 Year LIBOR           35,504,927.10       6.55767       6.18267         360           357         6.00000
ARM          1 Year LIBOR              484,000.00       6.37500       6.00000         360           359         6.00000
ARM          1 Year LIBOR            4,121,684.00       6.49156       6.11656         360           358         6.00000
ARM          1 Year LIBOR            2,384,000.00       6.35455       5.97955         360           358         6.00000
ARM          6 Month LIBOR           2,733,167.47       6.80924       6.43424         360           359         6.00000
ARM          6 Month LIBOR           1,498,739.82       6.87500       6.50000         360           359         6.00000
ARM          6 Month LIBOR           3,588,848.91       6.50917       6.13417         360           358         6.00000
ARM          6 Month LIBOR           2,598,499.30       6.35088       5.97588         360           358         6.00000
ARM          6 Month LIBOR             797,418.12       7.12500       6.75000         360           356         6.00000
ARM          6 Month LIBOR           1,569,047.43       6.32286       5.94786         360           358         6.00000
ARM          6 Month LIBOR           1,593,326.66       6.55954       6.18454         360           357         5.00000
ARM          6 Month LIBOR          34,109,646.68       5.84731       5.56981         360           356         6.00000
ARM          6 Month LIBOR             600,000.00       6.12500       5.75000         360           358         6.00000
ARM          6 Month LIBOR             420,000.00       6.87500       6.50000         360           359         5.00000
ARM          6 Month LIBOR           7,547,000.00       6.82331       6.44831         360           359         6.00000
ARM          6 Month LIBOR           1,861,500.00       6.91942       6.54442         360           359         6.00000
ARM          6 Month LIBOR             950,500.00       6.31714       5.94214         360           359         6.00000
ARM          6 Month LIBOR           1,639,900.00       6.97564       6.60064         360           359         6.00000
ARM          6 Month LIBOR           2,287,000.00       6.45614       6.08114         360           357         5.00000
ARM          6 Month LIBOR             448,000.00       6.37500       6.00000         360           356         5.00000
ARM          6 Month LIBOR          51,603,739.75       6.66981       6.29481         360           358         6.00000
ARM          6 Month LIBOR          16,326,900.00       6.60141       6.22641         360           358         6.00000
ARM          6 Month LIBOR           1,452,000.00       6.33609       5.96109         360           358         6.00000
ARM          6 Month LIBOR             222,400.00       6.62500       6.25000         360           356         6.00000
ARM          6 Month LIBOR             428,000.00       7.00000       6.62500         360           358         6.00000
ARM          6 Month LIBOR             580,800.00       7.87500       7.50000         360           358         6.00000
ARM          6 Month LIBOR          12,271,600.00       6.59264       6.21764         360           358         6.00000
ARM          6 Month LIBOR             492,000.00       7.25000       6.87500         360           358         6.00000
ARM          6 Month LIBOR           7,652,000.00       6.89531       6.52031         360           358         6.00000




              Subsequent                    Maximum       Minimum                         Rate          Remaining
               Periodic        Gross       Mortgage       Mortgage      Months to        Reset        Interest-Only
                 Rate          Margin        Rate           Rate        Next Rate      Frequency         Period
   Type         Cap (%)         (%)           (%)           (%)         Adjustment      (Months)        (Months)        Group
-----------  --------------  -----------  ------------  -------------  -------------  -------------  ----------------  --------
ARM             2.00000       2.25000      10.80751       2.25000           79             12              N/A            3
ARM             2.00000       2.44419      12.43124       2.44419           82             12              N/A            3
ARM             2.00000       2.25000      12.75000       2.25000           83             12              83             3
ARM             2.00000       2.25000      13.00000       2.25000           84             12              84             3
ARM             2.00000       2.25000      10.86407       2.25000           79             12              79             3
ARM             2.00000       2.25000      10.45096       2.25000           78             12              78             3
ARM             2.00000       3.20291      11.42080       3.20291           82             12              82             3
ARM             2.00000       2.25000      12.15168       2.25000           80             12              80             3
ARM             2.00000       2.25000      13.75000       2.25000           82             12              82             3
ARM             2.00000       2.25000      13.12500       2.25000           83             12              83             3
ARM             2.00000       2.25000      13.37500       2.25000           84             12              120            3
ARM             2.00000       2.25000      12.00000       2.25000           84             12              120            3
ARM             2.00000       2.25000      11.14227       2.25000           81             12              117            3
ARM             2.00000       2.27223      12.55767       2.27223           81             12              117            3
ARM             2.00000       2.25000      12.37500       2.25000           83             12              119            3
ARM             2.00000       2.25000      12.49156       2.25000           82             12              118            3
ARM             2.00000       2.25000      12.35455       2.25000           82             12              118            3
ARM             2.00000       2.25000      12.80924       2.25000           83             6               N/A            3
ARM             2.00000       2.25000      12.87500       2.25000           83             6               N/A            3
ARM             1.86119       2.31940      12.50917       2.31940           82             6               N/A            3
ARM             2.00000       2.25000      12.35088       2.25000           82             6               N/A            3
ARM             1.00000       2.75000      13.12500       2.75000           80             6               N/A            3
ARM             2.00000       2.25000      12.32286       2.25000           82             6               N/A            3
ARM             1.00000       2.74710      11.76887       2.74710           81             6               81             3
ARM             2.00000       2.05500      11.84731       2.05500           80             6               80             3
ARM             2.00000       2.25000      12.12500       2.25000           82             6               82             3
ARM             1.00000       3.12500      11.87500       3.12500           83             6               119            3
ARM             2.00000       2.25000      12.82331       2.25000           83             6               119            3
ARM             2.00000       2.25000      12.91942       2.25000           83             6               119            3
ARM             2.00000       2.51854      12.31714       2.51854           83             6               119            3
ARM             2.00000       2.25000      12.97564       2.25000           83             6               119            3
ARM             1.00000       2.70671      11.45614       2.70671           81             6               117            3
ARM             1.00000       2.62500      11.37500       2.62500           80             6               116            3
ARM             1.98658       2.26536      12.64456       2.27505           82             6               118            3
ARM             2.00000       2.25000      12.60141       2.25000           82             6               118            3
ARM             2.00000       2.32782      12.33609       2.32782           82             6               118            3
ARM             1.00000       2.75000      12.62500       2.75000           80             6               116            3
ARM             2.00000       2.25000      13.00000       2.25000           82             6               118            3
ARM             2.00000       2.25000      13.87500       2.25000           82             6               118            3
ARM             2.00000       2.25000      12.59264       2.25000           82             6               118            3
ARM             2.00000       2.25000      13.25000       2.25000           82             6               118            3
ARM             2.00000       2.25000      12.89531       2.25000           82             6               118            3


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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
-----------------------------------------------------------------------------
                                    Page 16

---------------------------- ------------------------- -----------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------



               Preliminary Collateral Information for MSM 06-3AR
                             Group 2: 5/1 Hybrids
                             Senior/Sub Structure

GWAC                        6.27% (+ / - .10%)
GWAC Range                  4.625% - 8.375%
NWAC                        5.92% (+ / - .10%)
Floating Rate Index         67% - 6mo LIBOR, 32% - 1yr LIBOR, 0.5% 1yr CMT
WA Net Margin               1.96% (+ / - .10%)
Cap Structure               Initial: 5.67% Avg (29% - 5%, 70% - 6%) (+ / - 10%)
                            Periodic: 2% (+ / - 10%)
                            Lifetime: 5.71% Avg (29% - 5%, 71% - 6%) (+ / - 10%)
Loan maturity (original)    100% 30 yr
WALA                        4 month (+ / - 2)
Average loan size           $320,000 (+ / - 50k)
Conforming Balance          57% (+ / - 10%)
Max loan size               $2,900,000
Average LTV                 75% (+ / - 10%)
Max Loans > 80 LTV with
no MI or Pledged Assests    1%
Average FICO                708 (+ / - 15 points)
Minimum FICO                577
Full / Alt documentation    25% (+ / - 10%)
Max no documentation        20%
Interest Only               87% (27% - 5yr, 60% - 10yr) (+ / - 10%)
Owner occupied              78% (+ / - 10%)
Property type               77% single family detached/PUD  (+ / - 10%)
Investor properties         15% (+ / - 10%)
Loan purpose                30% cash-out refinance (+ / - 10%)
Prepay penalties            28% (15% - 3yr) (+ / - 10%)
California Concentration    37% (+ / - 10%)
Note: All characteristics are preliminary and are subject to the final collateral pool



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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
-----------------------------------------------------------------------------
                                    Page 17

---------------------------- ------------------------- -----------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]          February 15, 2006
Securitized Products Group         Morgan Stanley

---------------------------- ------------------------- -----------------------




               Preliminary Collateral Information for MSM 06-3AR
                             Group 3: 7/1 Hybrids
                             Senior/Sub Structure

GWAC                        6.48% (+ / - .10%)
GWAC Range                  5.00% - 8.125%
NWAC                        6.12% (+ / - .10%)
Floating Rate Index         72% - 6mo LIBOR, 28% - 1yr LIBOR
WA Net Margin               1.89% (+ / - .10%)
Cap Structure               Initial: 5.85% Avg (4% - 5%, 94% - 6%) (+ / - 10%)
                            Periodic: 2.000% (+ / - 10%)
                            (Some are 1% semi-annual caps)
                            Lifetime: 5.93% Avg (7% - 5%, 93% - 6%) (+ / - 10%)
Loan maturity (original)    100% 30 yr
WALA                        2 month (+ / - 2)
Average loan size           $603,000 (+ / - 50k)
Conforming Balance          9% (+ / - 10%)
Max loan size               $2,000,000
Average LTV                 73% (+ / - 10%)
Max Loans > 80 LTV
with no MI                  2%
Average FICO                713 (+ / - 10%)
Minimum FICO                592
Full / Alt documentation    19% (+ / - 10%)
Max no documentation        15%
Interest Only               92% (22% - 7yr, 71% - 10yr) (+ / - 10%)
Owner occupied              85% (+ / - 10%)
Property type               80% single family detached/PUD (+ / - 10%)
Investor properties         10% (+ / - 10%)
Loan purpose                36% cash-out refinance (+ / - 10%)
Prepay penalties            29% (12% - 3yr) (+ / - 10%)
California Concentration    61% (+ / - 10%)

Note: All characteristics are preliminary and are subject to the final collateral pool

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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
-----------------------------------------------------------------------------
                                    Page 18

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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
-------------------------------------------------------------------------------


                                   EXHIBIT 1

The mortgage rate (the "Mortgage Rate") of each of the Mortgage Loans with an adjustable Mortgage Rate will be fixed for a certain period of time after the origination of that Mortgage Loan (which, in the case of certain Group 1 Mortgage Loans may be as short as six months). Each mortgage note for the Mortgage Loans will provide for adjustments to the Mortgage Rate thereon at the end of the initial fixed-rate period and, either semi-annually or annually thereafter, depending on the terms of the related mortgage note (each such date, an "Adjustment Date"), to equal the sum of, rounded to the nearest 0.125% of (1):

o if such Mortgage Rate adjusts based upon the Six-Month LIBOR Index, the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "Six-Month LIBOR Index"); or

o if such Mortgage Rate adjusts based upon the One-Year LIBOR Index, the average of the London interbank offered rates for one-year U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related mortgage note, or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the master servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first business day of the month immediately preceding the month of, such Adjustment Date (the "One-Year LIBOR Index"); or

o if such Mortgage Rate adjusts based upon the One-Year CMT Index, the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H.15(519) and most recently available as of the day specified in the related Mortgage Note (the "One-Year CMT Index", and each of the Six-Month LIBOR Index, the One-Year LIBOR Index and the One-Year CMT Index, a "Mortgage Index"),

The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan, or (b) in the case of a refinance, the appraised value of the Mortgaged Property at the time of such refinance. No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Mortgage Loans.

As set forth in the "FICO Scores" tables above, credit scores have been supplied with respect to the mortgagors. Credit scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. Credit scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The credit score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a credit score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that a credit score will be an accurate predictor of the likely risk or quality of the related mortgage loan.


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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------

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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
-------------------------------------------------------------------------------


                                   EXHIBIT 2

GMAC Mortgage Corporation

The Sponsor has contracted with GMAC to service the Mortgage Loans owned by the Issuing Entity respect to which the Sponsor owns the servicing rights (the "Sponsor Servicing Rights Mortgage Loans"). GMAC did not originate any of the Sponsor Servicing Rights Mortgage Loans. The Sponsor has the right to terminate GMAC as servicer of the Sponsor Servicing Rights Mortgage Loans at any time, without cause, and sell the servicing rights to a third party as described in "Servicing of the Mortgage Loans -Seller's Retention of Servicing Rights" in this prospectus supplement.

General. GMAC Mortgage Corporation ("GMACM") is a Pennsylvania corporation and a wholly-owned subsidiary of GMAC Residential Holding Corporation, which is a wholly owned subsidiary of Residential Capital Corporation ("ResCap"). ResCap is a wholly-owned subsidiary of GMAC Mortgage Group, Inc., which is a wholly-owned subsidiary of General Motors Acceptance Corporation ("GMAC"). GMAC is a wholly-owned subsidiary of General Motors Corporation.

GMAC entered the residential real estate finance business in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMACM.

GMACM maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682 1000.

The diagram below illustrates the ownership structure among the parties affiliated with GMACM.


               ----------------------------------
              |                                  |
              |                                  |
              |    General Motors Corporation    |
              |                                  |
              |                                  |
               ----------------------------------
                              |
                              |
                              |
               ----------------------------------
              |                                  |
              |    General Motors Acceptance     |
              |           Corporation            |
              |             (GMAC)               |
              |                                  |
               ----------------------------------
                              |
                              |
                              |
               ----------------------------------
              |                                  |
              |                                  |
              | Residential Capital Corporation  |
              |            (ResCap)              |
              |                                  |
               ----------------------------------
                              |
                              |
                              |
               ----------------------------------
              |                                  |
              |                                  |
              |    GMAC Mortgage Corporation     |
              |                                  |
              |                                  |
               ----------------------------------




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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------

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MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
-------------------------------------------------------------------------------

Servicing Activities. GMACM generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset). The following table sets forth the types of residential mortgage loans comprising GMACM's primary servicing portfolio for which GMACM holds the corresponding mortgage servicing rights.

As of December 31, 2004, GMACM acted as primary servicer and owned the corresponding servicing rights on approximately 2 million residential mortgage loans having an aggregate unpaid principal balance of $218 billion, and GMACM acted as subservicer (and did not own the corresponding servicing rights) on approximately 99,082 residential mortgage loans having an aggregate principal balance of over $13.9 billion.

As servicer, GMACM collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the mortgage loans.

GMAC Mortgage Corporation Servicing Experience. The following tables set forth the mortgage loans serviced by GMAC Mortgage Corporation for the periods indicated, and the annual average number of such loans for the same period. GMAC Mortgage Corporation was the servicer of a residential mortgage loan portfolio of approximately $150.4 billion, $12.5 billion, $21.2 billion and $6.67 billion during the year ended December 31, 2002 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. GMAC Mortgage Corporation was the servicer of a residential mortgage loan portfolio of approximately $182.6 billion, $30.7 billion, $18.2 billion and $12.0 billion during the nine months ended September 30, 2005 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. The percentages shown under "Percentage Change from Prior Year" represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.

                 GMAC MORTGAGE CORPORATION PRIMARY SERVICING PORTFOLIO ($ IN MILLIONS)
------------------------------------------------------------------------------------------------------
                                      For the Nine
                                      Months Ended
                                      September 30,             For the Year Ended December 31,
                                      --------------- ------------------------------------------------
                                          2005            2004           2003            2002
                                      --------------- ------------- --------------- ------------------
Prime Conforming Mortgage Loans
-----------------------------------
No. of Loans                            1,380,985      1,323,249       1,308,284       1,418,843
Dollar Amount of Loans                  $182,644        $165,521       $153,601        $150,421
Percentage Change                        10.34%          7.76%           2.11%            N/A

Prime Non-Conforming Mortgage Loans
-----------------------------------
No. of Loans                             66,266          53,119         34,041          36,225
Dollar Amount of Loans                   $30,739        $23,604         $13,937         $12,543
Percentage Change                        30.23%          69.36%         11.12%            N/A

Government Mortgage Loans
-----------------------------------
No. of Loans                             184,665        191,844         191,023         230,085
Dollar Amount of Loans                   $18,241        $18,328         $17,594         $21,174
Percentage Change                        -0.47%          4.17%          -16.91%           N/A

Second Lien Mortgage Loans
-----------------------------------
No. of Loans                             377,049        350,334         282,128         261,416
Dollar Amount of Loans                   $12,044        $10,374         $7,023          $6,666
Percentage Change                        16.10%          47.71%          5.36%            N/A

Total Mortgage Loans Serviced
-----------------------------------
No. of Loans                            2,008,965      1,918,546       1,815,476       1,946,569
Dollar Amount of Loans                  $243,668        $217,827       $192,155        $190,803
Percentage Change                        11.86%          13.36%          0.71%            N/A



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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY                                                February 15, 2006
Securitized Products Group       [GRAPHIC OMITTED]
                                  Morgan Stanley
-------------------------------------------------------------------------------


This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or
Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any)
are the author's and may differ from those of the Morgan Stanley fixed income
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-------------------------------------------------------------------------------
(c) 2005 Morgan Stanley
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 February 14, 2006
Securitized Products Group           [LOGO OMITTED]
                                     Morgan Stanley
--------------------------------------------------------------------------------


                       Preliminary Collateral Termsheet

                                [$205,116,229]
                                  Approximate

                  Morgan Stanley Mortgage Loan Trust 2006-3AR
                               (Issuing Entity)

              Mortgage Pass-Through Certificates, Series 2006-3AR
                                  Groups 2-3

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

               IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the
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notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

--------------------------------------------------------------------------------
This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. It is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 February 14, 2006
Securitized Products Group           [LOGO OMITTED]
                                     Morgan Stanley
--------------------------------------------------------------------------------



                                             Collateral Group 2

-----------------------------------------------------------------------------------------------------------
                                                Product Type
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
COLLATERAL TYPE                    LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
5 Yr Arms                             99    26,065,688.92              12.71          6.404    718   71.07
5 Yr Arms - IO 10 Yrs                435   123,598,816.47              60.26          6.482    701   77.09
5 Yr Arms - IO 2 Yrs                   1       287,031.76               0.14          5.875    770   63.89
5 Yr Arms - IO 5 Yrs                 104    54,852,784.80              26.74          5.716    718   72.33
5-6 Arm Baln30/40                      1       311,907.34               0.15          7.875    647   80.00
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                               Index Type(1)
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
INDEX TYPE                         LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
Libor - 1 Year                       233    66,141,432.61              32.25          6.343    703   75.11
Libor - 6 Month                      404   138,011,207.94              67.28          6.236    710   75.03
Treasury - 1 Year                      3       963,588.74               0.47          5.918    749   72.48
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------

(1) Please see Exhibit 1

-----------------------------------------------------------------------------------------------------------
                                              Current Balance
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
RANGE OF PRINCIPAL             NUMBER OF          BALANCE     % OF PRINCIPAL
BALANCES AS OF THE              MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
CUT-OFF DATE ($)                   LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                     36     2,933,337.72               1.43          6.685    687   76.41
100,000.01 - 200,000.00              227    34,152,023.70              16.65          6.457    700   77.85
200,000.01 - 300,000.00              139    34,635,995.52              16.89          6.384    692   77.45
300,000.01 - 400,000.00              115    38,975,889.37              19.00          6.377    698   76.59
400,000.01 - 500,000.00               26    11,547,824.84               5.63          6.559    686   75.00
500,000.01 - 600,000.00               41    22,419,951.64              10.93          6.280    722   76.26
600,000.01 - 700,000.00               21    13,724,060.14               6.69          6.400    706   77.40
700,000.01 - 800,000.00                7     5,286,526.96               2.58          6.641    732   76.44
800,000.01 - 900,000.00                6     5,197,915.56               2.53          6.556    687   72.54
900,000.01 - 1,000,000.00              4     3,955,069.04               1.93          6.396    734   63.19
1,000,000.01 - 1,500,000.00            3     3,648,000.00               1.78          5.819    692   80.08
1,500,000.01 >=                       15    28,639,634.80              13.96          5.445    746   65.66
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                         Remaining Term to Maturity
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF MONTHS                 MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
REMAINING                          LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
241 - 360                            640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------


                                     Page 2


--------------------------------------------------------------------------------
MORGAN STANLEY                                                 February 14, 2006
Securitized Products Group           [LOGO OMITTED]
                                     Morgan Stanley
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                                 Seasoning
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF SEASONING              MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
(Months)                           LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
0                                      1       339,200.00               0.17          7.375    646   80.00
1 - 3                                346   120,270,215.67              58.64          6.432    704   74.96
4 - 6                                246    68,915,993.88              33.60          6.107    713   75.09
7 - 9                                 37    13,230,044.60               6.45          5.651    715   74.88
10 - 12                                9     2,098,275.14               1.02          6.008    699   78.49
13 - 15                                1       262,500.00               0.13          5.875    629   75.00
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                         Original Term to Maturity
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF MONTHS AT              MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
ORIGINATION                        LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
241 - 360                            640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                               Mortgage Rate
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF CURRENT                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
MORTGAGE  RATES (%)                LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
4.501 - 5.000                          5       960,609.31               0.47          4.952    733   80.44
5.001 - 5.500                         32    30,509,320.12              14.87          5.329    722   70.42
5.501 - 6.000                        140    44,172,764.40              21.54          5.852    716   72.06
6.001 - 6.500                        238    67,651,552.79              32.98          6.310    704   75.71
6.501 - 7.000                        140    39,863,465.53              19.43          6.794    701   77.83
7.001 - 7.500                         69    18,676,391.06               9.11          7.319    693   80.08
7.501 - 8.000                         15     3,138,926.08               1.53          7.775    675   80.05
8.001 - 8.500                          1       143,200.00               0.07          8.375    695   80.00
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                      Original Loan-to-Value Ratios(1)
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF ORIGINAL LOAN          MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
TO-VALUE RATIOS (%)                LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
<= 30.00                               3     2,065,631.00               1.01          5.577    740   24.81
30.01 - 35.00                          2       326,139.37               0.16          6.172    675   33.94
35.01 - 40.00                          2       224,613.93               0.11          6.125    682   37.88
40.01 - 45.00                          7     3,431,021.86               1.67          5.629    733   43.19
45.01 - 50.00                          7     4,241,692.68               2.07          5.685    696   47.98
50.01 - 55.00                          5     4,577,290.85               2.23          5.530    729   53.23
55.01 - 60.00                         18     8,006,502.30               3.90          6.015    691   57.61
60.01 - 65.00                         40    19,284,007.03               9.40          6.082    711   63.54
65.01 - 70.00                         34    12,331,699.88               6.01          6.232    691   69.01
70.01 - 75.00                         37    11,475,052.57               5.59          6.213    717   74.46
75.01 - 80.00                        432   121,493,681.38              59.23          6.424    706   79.79
80.01 - 85.00                          9     3,502,981.39               1.71          6.231    737   83.16
85.01 - 90.00                         22     5,030,587.44               2.45          6.856    707   89.44
90.01 - 95.00                         11     1,959,365.54               0.96          6.608    730   95.00
95.01 - 100.00                        11     7,165,962.07               3.49          5.425    718   99.41
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------
(1)            Please see Exhibit 1


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------


                                     Page 3


--------------------------------------------------------------------------------
MORGAN STANLEY                                                 February 14, 2006
Securitized Products Group           [LOGO OMITTED]
                                     Morgan Stanley
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                             Mortgage Insurance
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
MORTGAGE INSURANCE              MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
FOR LOANS OVER 80 LTV              LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
Pledged Assets                        10     8,674,172.77              49.12          5.377    732   95.43
Mortgage Insurance                    38     7,582,607.81              42.94          6.886    713   90.33
No Mortgage Insurance                  5     1,402,115.86               7.94          6.617    688   90.61
-----------------------------------------------------------------------------------------------------------
Total:                                53    17,658,896.44             100.00          6.124    720   92.86
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                        FICO Score at Origination(1)
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
RANGE OF FICO SCORES               LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
576 - 600                              1       697,000.00               0.34          5.375    577   96.81
601 - 625                             18     7,047,643.88               3.44          5.962    615   75.95
626 - 650                             71    18,883,282.80               9.21          6.512    638   76.89
651 - 675                            143    37,036,502.07              18.06          6.420    663   75.13
676 - 700                            116    32,277,155.69              15.74          6.350    688   74.95
701 - 725                            102    32,810,878.86              16.00          6.300    713   73.34
726 - 750                             76    27,764,970.09              13.54          6.294    737   73.11
751 - 775                             61    23,305,208.91              11.36          6.302    763   73.91
776 - 800                             42    19,129,107.87               9.33          5.860    784   76.60
801 - 825                             10     6,164,479.12               3.01          5.511    803   83.01
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------

(1) Please see Exhibit 1

-----------------------------------------------------------------------------------------------------------
                                          Geographic Distribution
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
STATE                              LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
California                           171    76,668,687.16              37.38          6.095    720   73.64
Florida                               84    22,727,885.93              11.08          6.390    712   78.01
New York                              29    17,052,409.31               8.31          6.009    693   66.19
Virginia                              25     9,176,229.07               4.47          6.602    694   77.66
Arizona                               32     8,671,160.79               4.23          6.518    721   77.51
Minnesota                             40     7,342,192.33               3.58          6.881    698   79.00
Georgia                               23     5,594,359.67               2.73          6.424    697   79.27
Maryland                              14     5,356,309.50               2.61          6.466    684   79.38
Illinois                              21     4,595,554.77               2.24          6.319    700   78.43
Nevada                                17     4,471,090.65               2.18          6.653    688   83.07
Other                                184    43,460,350.11              21.19          6.302    699   75.46
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                              Occupancy Status
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
OCCUPANCY STATUS                   LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
Primary                              458   160,908,717.78              78.45          6.231    703   74.92
Investment                           148    31,265,829.21              15.24          6.488    715   74.71
Second Home                           34    12,941,682.30               6.31          6.214    750   77.28
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------


                                     Page 4


--------------------------------------------------------------------------------
MORGAN STANLEY                                                 February 14, 2006
Securitized Products Group           [LOGO OMITTED]
                                     Morgan Stanley
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                             Documentation Type
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
INCOME DOCUMENTATION               LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
Limited                              277    85,752,331.40              41.81          6.380    710   76.92
Full/Alt                             156    51,837,357.76              25.27          5.954    708   77.00
No Documentation                     109    30,102,746.27              14.68          6.475    700   68.63
No Ratio                              54    17,630,760.48               8.60          6.708    691   77.22
Lite                                  12    12,004,179.47               5.85          5.399    737   63.94
Stated Documentation                  32     7,788,853.91               3.80          6.690    700   78.25
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                                Loan Purpose
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
PURPOSE                            LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
Purchase                             430   118,668,220.69              57.85          6.389    712   79.94
Refinance - Cashout                  156    60,938,049.39              29.71          6.185    693   68.37
Refinance - Rate Term                 54    25,509,959.21              12.44          5.912    722   68.17
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                               Property Type
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
PROPERTY TYPE                      LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
---------------------------------------------------------------------------------------------------------------
Single Family Residence              304   103,768,294.47              50.59          6.320    703   74.50
Planned Unit Development             171    55,067,549.06              26.85          6.158    713   76.14
Condominium                           96    23,544,848.99              11.48          6.198    709   77.77
2-4 Family                            62    19,952,544.52               9.73          6.489    712   73.83
Co-op                                  5     2,551,355.37               1.24          5.511    711   57.19
Townhouse                              2       231,636.88               0.11          6.349    728   79.99
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                           Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
PREPAYMENT CHARGE              NUMBER OF          BALANCE     % OF PRINCIPAL
TERM AT ORIGINATION             MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
(MOS.)                             LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
----------------------------------------------------------------------------------------------------------
0                                    418   148,390,773.59              72.34          6.197    709   74.78
6                                     34    12,627,030.93               6.16          6.563    710   76.11
12                                     4     1,621,218.40               0.79          6.672    729   63.50
24                                    35     7,870,836.16               3.84          6.371    691   76.71
36                                   132    30,282,057.81              14.76          6.442    701   76.02
60                                    17     4,324,312.40               2.11          6.330    715   75.27
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------


                                     Page 5


--------------------------------------------------------------------------------
MORGAN STANLEY                                                 February 14, 2006
Securitized Products Group           [LOGO OMITTED]
                                     Morgan Stanley
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                             Conforming Balance
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
CONFORMING BALANCE                 LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
Non-Conforming Balance               109    87,806,280.22              42.81          6.077    722   72.53
Conforming Balance                   531   117,309,949.07              57.19          6.412    697   76.92
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                            Maximum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF MAXIMUM                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
MORTGAGE RATES (%)                 LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
9.501 - 10.000                         3       574,702.27               0.28          4.919    747   76.74
10.001 - 10.500                        3       660,435.08               0.32          5.432    681   60.41
10.501 - 11.000                       46    13,801,766.83               6.73          5.876    713   74.00
11.001 - 11.500                      109    48,632,923.16              23.71          5.700    713   73.75
11.501 - 12.000                      162    45,947,607.09              22.40          6.152    715   74.10
12.001 - 12.500                      198    58,128,390.17              28.34          6.475    706   75.57
12.501 - 13.000                       83    26,049,365.87              12.70          6.841    695   76.86
13.001 - 13.500                       31     9,696,993.44               4.73          7.352    688   79.44
13.501 - 14.000                        5     1,624,045.38               0.79          7.748    668   80.24
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                            Minimum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF MINIMUM                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
MORTGAGE RATES (%)                 LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
1.501 - 2.000                         29    34,560,301.13              16.85          5.375    728   69.77
2.001 - 2.500                        519   145,403,151.12              70.89          6.454    702   76.71
2.501 - 3.000                         69    18,613,165.47               9.07          6.354    709   71.88
3.001 - 3.500                         14     4,275,516.11               2.08          6.592    727   75.20
3.501 - 4.000                          1       187,600.00               0.09          6.875    677   70.00
4.501 - 5.000                          4     1,189,700.13               0.58          6.752    650   70.57
5.501 - 6.000                          1       158,017.73               0.08          7.125    801   80.00
6.001 - 6.500                          3       728,777.60               0.36          6.462    710   80.00
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                 Gross Margins of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF GROSS                  MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
MARGINS (%)                        LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
1.501 - 2.000                         29    34,560,301.13              16.85          5.375    728   69.77
2.001 - 2.500                        520   145,629,674.19              71.00          6.458    702   76.71
2.501 - 3.000                         69    18,687,420.00               9.11          6.325    709   71.91
3.001 - 3.500                         14     4,275,516.11               2.08          6.592    727   75.20
3.501 - 4.000                          1       187,600.00               0.09          6.875    677   70.00
4.501 - 5.000                          4     1,189,700.13               0.58          6.752    650   70.57
5.501 - 6.000                          1       158,017.73               0.08          7.125    801   80.00
6.001 - 6.500                          2       428,000.00               0.21          6.435    748   80.00
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------


                                     Page 6


--------------------------------------------------------------------------------
MORGAN STANLEY                                                 February 14, 2006
Securitized Products Group           [LOGO OMITTED]
                                     Morgan Stanley
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                        Months to Next Adjustment Date of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
MONTHS TO NEXT                  MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
ADJUSTMENT                         LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
42 - 47                                1       262,500.00               0.13          5.875    629   75.00
48 - 53                               46    15,328,319.74               7.47          5.700    713   75.38
54 - 59                              592   189,186,209.55              92.23          6.314    707   75.01
60 - 65                                1       339,200.00               0.17          7.375    646   80.00
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                             Initial Periodic Cap of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
INITIAL PERIODIC                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
CAP (%)                            LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
1.001 - 2.000                          7     1,155,139.47               0.56          6.466    731   79.59
2.001 - 3.000                          4     1,189,700.13               0.58          6.752    650   70.57
4.001 - 5.000                        243    58,544,866.87              28.54          6.491    705   78.14
5.001 - 6.000                        386   144,226,522.82              70.31          6.173    709   73.78
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                 Periodic Cap of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
PERIODIC                        MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
CAP (%)                            LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
0.501 - 1.000                        240    55,501,527.65              27.06          6.542    702   77.33
1.001 - 2.000                        396   148,890,603.67              72.59          6.167    710   74.17
2.001 - 3.000                          4       724,097.97               0.35          6.221    685   78.74
-----------------------------------------------------------------------------------------------------------
Total:                               640   205,116,229.29             100.00          6.269    708   75.04
-----------------------------------------------------------------------------------------------------------


Note:  All characteristics are preliminary and are subject to the final collateral pool


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

                                     Page 7




--------------------------------------------------------------------------------
MORGAN STANLEY                                                 February 14, 2006
Securitized Products Group           [LOGO OMITTED]
                                     Morgan Stanley
--------------------------------------------------------------------------------

                                            Collateral Group 3

-----------------------------------------------------------------------------------------------------------
                                                Product Type
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
COLLATERAL TYPE                    LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
7 Yr Arms                             27    16,666,719.56               7.75          6.516    713   70.88
7 Yr Arms - IO 10 Yrs                251   151,771,157.02              70.55          6.636    711   72.97
7 Yr Arms - IO 7 Yrs                  79    46,689,120.72              21.70          5.944    721   72.96
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                               Index Type(1)
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
INDEX TYPE                         LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
Libor - 1 Year                       106    59,854,963.16              27.82          6.441    717   73.29
Libor - 6 Month                      251   155,272,034.14              72.18          6.490    712   72.62
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------

(1) Please see Exhibit 1

-----------------------------------------------------------------------------------------------------------
                                              Current Balance
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
RANGE OF PRINCIPAL             NUMBER OF          BALANCE     % OF PRINCIPAL
BALANCES AS OF THE              MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
CUT-OFF DATE ($)                   LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                      2       154,671.18               0.07          6.030    715   35.88
100,000.01 - 200,000.00               10     1,565,445.42               0.73          6.027    708   71.04
200,000.01 - 300,000.00                7     1,793,973.20               0.83          6.210    702   75.61
300,000.01 - 400,000.00               17     6,194,443.02               2.88          6.141    692   80.89
400,000.01 - 500,000.00              110    50,718,836.67              23.58          6.501    714   75.94
500,000.01 - 600,000.00               88    48,238,496.07              22.42          6.460    717   74.07
600,000.01 - 700,000.00               48    31,227,313.79              14.52          6.464    718   73.55
700,000.01 - 800,000.00               23    17,304,382.11               8.04          6.480    710   72.89
800,000.01 - 900,000.00                8     6,880,200.00               3.20          6.702    698   73.29
900,000.01 - 1,000,000.00             27    26,458,990.14              12.30          6.567    711   68.89
1,000,000.01 - 1,500,000.00           13    16,836,245.70               7.83          6.599    698   65.06
1,500,000.01 >=                        4     7,754,000.00               3.60          6.116    752   64.96
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                         Remaining Term to Maturity
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF MONTHS                 MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
REMAINING                          LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
241 - 360                            357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------


                                     Page 8


--------------------------------------------------------------------------------
MORGAN STANLEY                                                 February 14, 2006
Securitized Products Group           [LOGO OMITTED]
                                     Morgan Stanley
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                                 Seasoning
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF SEASONING              MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
(Months)                           LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
0                                      9     5,137,500.00               2.39          6.800    702   69.52
1 - 3                                277   167,995,511.83              78.09          6.616    710   72.91
4 - 6                                 66    38,623,483.33              17.95          5.874    727   73.15
7 - 9                                  4     3,310,830.96               1.54          5.899    743   68.56
10 - 12                                1        59,671.18               0.03          6.875    658   75.00
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                         Original Term to Maturity
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF MONTHS AT              MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
ORIGINATION                        LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
241 - 360                            357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                               Mortgage Rate
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF CURRENT                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
MORTGAGE  RATES (%)                LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
4.501 - 5.000                          1       565,000.00               0.26          5.000    775   59.47
5.001 - 5.500                         23    13,538,785.98               6.29          5.422    722   78.81
5.501 - 6.000                         63    37,052,915.36              17.22          5.869    727   70.27
6.001 - 6.500                        127    76,353,762.35              35.49          6.358    720   71.50
6.501 - 7.000                         97    56,109,881.39              26.08          6.792    704   72.66
7.001 - 7.500                         37    25,827,432.22              12.01          7.305    689   76.46
7.501 - 8.000                          8     5,199,220.00               2.42          7.770    707   78.52
8.001 - 8.500                          1       480,000.00               0.22          8.125    683   80.00
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                      Original Loan-to-Value Ratios(1)
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF ORIGINAL LOAN-         MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
TO-VALUE RATIOS (%)                LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
<= 30.00                               2       245,000.00               0.11          5.577    787    14.59
30.01 - 35.00                          2     1,200,000.00               0.56          6.417    693    31.94
40.01 - 45.00                          2     3,109,000.00               1.45          6.277    719    44.73
45.01 - 50.00                          3     1,725,000.00               0.80          6.357    729    48.29
50.01 - 55.00                         13     8,008,171.28               3.72          6.194    692    52.31
55.01 - 60.00                         11     8,124,951.53               3.78          6.213    714    58.37
60.01 - 65.00                         42    32,244,895.01              14.99          6.422    713    63.27
65.01 - 70.00                         31    21,273,067.84               9.89          6.612    694    68.94
70.01 - 75.00                         41    26,045,810.33              12.11          6.419    719    74.19
75.01 - 80.00                        202   109,562,587.24              50.93          6.553    717    79.68
80.01 - 85.00                          1       349,592.34               0.16          5.750    745    83.64
85.01 - 90.00                          4     1,656,921.73               0.77          6.061    745    89.38
95.01 - 100.00                         3     1,582,000.00               0.74          5.508    709   100.00
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713    72.80
-----------------------------------------------------------------------------------------------------------
(2) Please see Exhibit 1


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------


                                     Page 9


--------------------------------------------------------------------------------
MORGAN STANLEY                                                 February 14, 2006
Securitized Products Group           [LOGO OMITTED]
                                     Morgan Stanley
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                             Mortgage Insurance
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
MORTGAGE INSURANCE              MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
FOR LOANS OVER 80 LTV              LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
Pledged Assets                         6     2,755,992.34              76.80          5.594    727   94.56
Mortgage Insurance                     1       498,990.74              13.91          5.875    773   90.00
No Mortgage Insurance                  1       333,530.99               9.29          7.250    680   90.00
-----------------------------------------------------------------------------------------------------------
Total:                                 8     3,588,514.07             100.00          5.787    729   93.50
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                        FICO Score at Origination(1)
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
RANGE OF FICO SCORES               LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
576 - 600                              1       395,000.00               0.18          5.500    592   69.92
601 - 625                              7     4,082,525.17               1.90          6.549    621   70.10
626 - 650                             24    14,760,821.45               6.86          6.614    640   71.05
651 - 675                             54    32,394,631.98              15.06          6.612    664   71.33
676 - 700                             68    39,397,677.96              18.31          6.675    687   73.32
701 - 725                             50    29,828,023.51              13.87          6.446    713   73.65
726 - 750                             67    40,395,327.71              18.78          6.386    738   73.98
751 - 775                             49    32,067,471.38              14.91          6.421    761   72.17
776 - 800                             28    17,340,511.97               8.06          6.114    784   72.40
801 - 825                              9     4,465,006.17               2.08          6.131    806   77.26
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------

(1) Please see Exhibit 1

-----------------------------------------------------------------------------------------------------------
                                          Geographic Distribution
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
STATE                              LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
California                           205   130,856,794.63              60.83          6.575    715   72.14
New York                              51    24,583,391.58              11.43          6.486    691   76.48
Florida                               15     8,216,486.72               3.82          6.279    731   73.78
Massachusetts                         10     6,645,520.28               3.09          6.441    689   71.95
Virginia                              11     6,145,267.51               2.86          6.285    711   71.69
Illinois                               8     5,766,759.00               2.68          6.261    719   63.63
Arizona                               10     5,105,728.27               2.37          6.704    729   76.12
Washington                             7     4,026,550.00               1.87          5.966    734   76.31
Connecticut                            3     3,160,000.00               1.47          6.149    740   76.72
New Jersey                             4     3,029,470.18               1.41          6.194    751   66.80
Other                                 33    17,591,029.13               8.18          6.130    713   74.44
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                              Occupancy Status
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
OCCUPANCY STATUS                   LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
Primary                              303   181,840,004.59              84.53          6.473    710   73.21
Investment                            40    22,291,365.91              10.36          6.623    735   69.03
Second Home                           14    10,995,626.80               5.11          6.236    734   73.79
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------


                                     Page 10


--------------------------------------------------------------------------------
MORGAN STANLEY                                                 February 14, 2006
Securitized Products Group           [LOGO OMITTED]
                                     Morgan Stanley
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                             Documentation Type
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
INCOME DOCUMENTATION               LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
Limited                              195   119,009,740.26              55.32          6.561    719   74.56
Full/Alt                              69    41,612,814.16              19.34          6.081    708   74.25
No Documentation                      41    23,399,630.10              10.88          6.623    705   62.83
No Ratio                              29    15,475,556.14               7.19          6.603    709   72.17
Stated Documentation                  17    11,563,050.76               5.37          6.868    702   72.21
Lite                                   6     4,066,205.88               1.89          5.603    718   68.07
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                               Loan Purpose
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
PURPOSE                            LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
Purchase                             179   105,818,720.01              49.19          6.548    719   77.14
Refinance - Cashout                  135    77,370,130.40              35.96          6.438    705   69.76
Refinance - Rate Term                 43    31,938,146.89              14.85          6.332    713   65.82
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                               Property Type
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
PROPERTY TYPE                      LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
Single Family Residence              222   137,190,925.50              63.77          6.455    716   72.52
Planned Unit Development              58    34,052,850.22              15.83          6.424    714   74.28
2-4 Family                            51    30,292,825.39              14.08          6.687    705   73.00
Condominium                           21    12,029,300.93               5.59          6.470    695   71.21
Co-op                                  5     1,561,095.26               0.73          5.517    750   74.13
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                           Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
PREPAYMENT CHARGE              NUMBER OF          BALANCE     % OF PRINCIPAL
TERM AT ORIGINATION             MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
(MOS.)                             LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
0                                    262   152,051,428.63              70.68          6.425    714   72.72
6                                     33    21,222,899.30               9.87          6.622    716   73.01
7                                      1       484,000.00               0.22          6.375    654   80.00
12                                     4     2,829,418.12               1.32          6.695    731   73.81
24                                     2       670,400.00               0.31          6.458    713   80.00
36                                    40    25,082,951.25              11.66          6.513    710   73.89
60                                    15    12,785,900.00               5.94          6.733    702   70.44
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------


                                     Page 11


--------------------------------------------------------------------------------
MORGAN STANLEY                                                 February 14, 2006
Securitized Products Group           [LOGO OMITTED]
                                     Morgan Stanley
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                             Conforming Balance
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
                                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
CONFORMING BALANCE                 LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
Non-Conforming Balance               301   195,796,429.16              91.01          6.464    716   72.26
Conforming Balance                    56    19,330,568.14               8.99          6.602    690   78.26
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                            Maximum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF MAXIMUM                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
MORTGAGE RATES (%)                 LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
10.001 - 10.500                        2     1,175,600.00               0.55          5.250    718   73.80
10.501 - 11.000                       11     6,197,962.68               2.88          5.724    744   71.45
11.001 - 11.500                       30    17,362,699.90               8.07          5.693    721   77.44
11.501 - 12.000                       57    33,075,872.68              15.38          5.928    724   70.33
12.001 - 12.500                      120    72,657,448.43              33.77          6.379    719   71.56
12.501 - 13.000                       93    54,453,961.39              25.31          6.791    704   72.45
13.001 - 13.500                       35    24,524,232.22              11.40          7.302    691   76.28
13.501 - 14.000                        8     5,199,220.00               2.42          7.770    707   78.52
14.001 - 14.500                        1       480,000.00               0.22          8.125    683   80.00
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                            Minimum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF MINIMUM                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
MORTGAGE RATES (%)                 LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
1.501 - 2.000                         42    26,606,146.68              12.37          5.644    725   73.60
2.001 - 2.500                        295   177,367,475.20              82.45          6.595    712   72.69
2.501 - 3.000                         16     9,211,844.43               4.28          6.537    699   70.97
3.001 - 3.500                          2       972,000.00               0.45          6.945    730   79.04
3.501 - 4.000                          2       969,530.99               0.45          6.594    700   83.44
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                 Gross Margins of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
RANGE OF GROSS                  MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
MARGINS (%)                        LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
1.501 - 2.000                         42    26,606,146.68              12.37          5.644    725   73.60
2.001 - 2.500                        296   178,367,475.20              82.91          6.594    712   72.63
2.501 - 3.000                         15     8,211,844.43               3.82          6.541    697   72.00
3.001 - 3.500                          2       972,000.00               0.45          6.945    730   79.04
3.501 - 4.000                          2       969,530.99               0.45          6.594    700   83.44
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------


                                     Page 12


--------------------------------------------------------------------------------
MORGAN STANLEY                                                 February 14, 2006
Securitized Products Group           [LOGO OMITTED]
                                     Morgan Stanley
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                        Months to Next Adjustment Date of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
MONTHS TO NEXT                  MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
ADJUSTMENT                         LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
72 - 77                                5     3,370,502.14               1.57          5.917    741   68.68
78 - 83                              343   206,618,995.16              96.05          6.478    713   72.95
84 - 89                                9     5,137,500.00               2.39          6.800    702   69.52
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                             Initial Periodic Cap of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
INITIAL PERIODIC                MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
CAP (%)                            LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
1.001 - 2.000                         10     5,821,994.76               2.71          5.673    733   73.88
4.001 - 5.000                         16     7,975,532.83               3.71          6.408    721   74.20
5.001 - 6.000                        331   201,329,469.71              93.59          6.502    713   72.72
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                 Periodic Cap of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                               NUMBER OF          BALANCE     % OF PRINCIPAL
PERIODIC                        MORTGAGE        AS OF THE      BALANCE AS OF   GROSS COUPON   FICO    OLTV
CAP (%)                            LOANS     CUT-OFF DATE   THE CUT-OFF DATE            (%)            (%)
-----------------------------------------------------------------------------------------------------------
0.501 - 1.000                         14     6,958,704.96               3.23          6.599    705   72.78
1.001 - 2.000                        343   208,168,292.34              96.77          6.472    714   72.80
-----------------------------------------------------------------------------------------------------------
Total:                               357   215,126,997.30             100.00          6.476    713   72.80
-----------------------------------------------------------------------------------------------------------

Note: All characteristics are preliminary and are subject to the final collateral pool


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualification at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 February 14, 2006
Securitized Products Group           [LOGO OMITTED]
                                     Morgan Stanley
--------------------------------------------------------------------------------


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                                    Page 14

MSM 2006-3AR Groups 2&3 - Price/Yield - 3A1

Balance               $181,162,000.00                        Delay            24       WAC(3)       6.475        WAM(3)       357
Coupon                6.119                                  Dated      2/1/2006       NET(3)       6.119       WALA(3)         3
Settle                2/28/2006                       First Payment    3/25/2006 Contrib Wac        6.475

Price                                              15           20            25          35           50           60         70
                                                Yield        Yield         Yield       Yield        Yield        Yield      Yield
100-05+                                          6.03         6.00          5.97        5.89         5.74         5.60       5.43
100-09+                                          5.99         5.96          5.92        5.83         5.64         5.47       5.25
100-13+                                          5.96         5.92          5.87        5.76         5.53         5.33       5.08
100-17+                                          5.92         5.87          5.82        5.69         5.43         5.20       4.90
100-21+                                          5.88         5.83          5.77        5.62         5.33         5.06       4.73
100-25+                                          5.84         5.78          5.72        5.55         5.22         4.93       4.56
100-29+                                          5.81         5.74          5.66        5.48         5.12         4.79       4.38
101-01+                                          5.77         5.70          5.61        5.41         5.02         4.66       4.21
101-05+                                          5.73         5.65          5.56        5.35         4.92         4.53       4.04
101-09+                                          5.69         5.61          5.51        5.28         4.82         4.40       3.87
101-13+                                          5.66         5.57          5.46        5.21         4.71         4.26       3.70


LIBOR_6MO                                        4.96         4.96          4.96        4.96         4.96         4.96       4.96
LIBOR_1YR                                       5.131        5.131         5.131       5.131        5.131        5.131      5.131
CMT_1YR                                         4.681        4.681         4.681       4.681        4.681        4.681      4.681
Prepay                                         15 CPB       20 CPB        25 CPB      35 CPB       50 CPB       60 CPB     70 CPB


Swap Curve


Swap Curve  Mat     1MO      2MO  3MO      4MO  5MO      6MO  7MO     8MO      9MO     10MO    11MO      1YR    2YR     3YR  4YR
            Yld 4.58063  4.71125  4.8  4.85963 4.91  4.96375    5 5.03025  5.06038  5.08025 5.10075  5.12063 5.1075  5.0915 5.09

Swap Curve  Mat    5YR    6YR     7YR    8YR    9YR  10YR  11YR   12YR  15YR    20YR  25YR    30YR
            Yld  5.087 5.0855  5.0845  5.083 5.0815  5.08 5.082  5.083  5.09  5.0945 5.089  5.0765

MSM 2006-3AR Groups 2&3 - Price/Yield - 2A1

Balance                   $67,000,000.00          Delay           24          WAC(2)               6.27           WAM(2)         356
Coupon                    5.919                   Dated           2/1/2006    NET(2)              5.919          WALA(2)           4
Settle                    2/28/2006               First Payment   3/25/2006   Contrib Wac          6.27

Price                                          15            20          25            35            50              60           70
                                            Yield         Yield       Yield         Yield         Yield           Yield        Yield

                  100-02+                    5.84          5.81        5.79          5.73          5.62            5.51         5.37
                  100-06+                    5.79          5.76        5.73          5.66          5.51            5.37         5.20
                  100-10+                    5.75          5.71        5.68          5.59          5.41            5.24         5.02
                  100-14+                    5.70          5.66        5.62          5.51          5.30            5.10         4.85
                  100-18+                    5.66          5.61        5.56          5.44          5.20            4.97         4.67
                  100-22+                    5.61          5.56        5.50          5.37          5.09            4.83         4.50
                  100-26+                    5.57          5.51        5.45          5.30          4.99            4.70         4.33
                  100-30+                    5.52          5.46        5.39          5.22          4.88            4.56         4.16
                  101-02+                    5.48          5.41        5.33          5.15          4.78            4.43         3.98
                  101-06+                    5.43          5.36        5.28          5.08          4.67            4.30         3.81
                  101-10+                    5.39          5.31        5.22          5.01          4.57            4.16         3.64


                LIBOR_6MO                    4.96          4.96        4.96          4.96          4.96            4.96         4.96
                LIBOR_1YR                   5.131         5.131       5.131         5.131         5.131           5.131        5.131
                  CMT_1YR                   4.681         4.681       4.681         4.681         4.681           4.681        4.681
                   Prepay                  15 CPB        20 CPB      25 CPB        35 CPB        50 CPB          60 CPB       70 CPB


Swap Curve


Swap Curve  Mat      1MO     2MO   3MO      4MO  5MO      6MO  7MO      8MO      9MO     10MO     11MO      1YR     2YR    3YR
            Yld  4.58063 4.71125   4.8  4.85963 4.91  4.96375    5  5.03025  5.06038  5.08025  5.10075  5.12063  5.1075 5.0915


Swap Curve  Mat   4YR    5YR      6YR     7YR    8YR     9YR  10YR  11YR   12YR  15YR    20YR  25YR    30YR
            Yld  5.09  5.087   5.0855  5.0845  5.083  5.0815  5.08 5.082  5.083  5.09  5.0945 5.089  5.0765

MSM 2006-3AR Groups 2&3 - Price/Yield - 3A1

Balance         $181,162,000.00                           Delay          24          WAC(3)    6.475      WAM(3)     357
Coupon          6.119                                     Dated    2/1/2006          NET(3)    6.119     WALA(3)       3
Settle          2/28/2006                         First Payment   3/25/2006    Contrib Wac     6.475

Price                                         15             20          25             35        50         60       70
                                           Yield          Yield       Yield          Yield     Yield      Yield    Yield
100-05+                                     6.03           6.00        5.97           5.89      5.74       5.60     5.43
100-09+                                     5.99           5.96        5.92           5.83      5.64       5.47     5.25
100-13+                                     5.96           5.92        5.87           5.76      5.53       5.33     5.08
100-17+                                     5.92           5.87        5.82           5.69      5.43       5.20     4.90
100-21+                                     5.88           5.83        5.77           5.62      5.33       5.06     4.73
100-25+                                     5.84           5.78        5.72           5.55      5.22       4.93     4.56
100-29+                                     5.81           5.74        5.66           5.48      5.12       4.79     4.38
101-01+                                     5.77           5.70        5.61           5.41      5.02       4.66     4.21
101-05+                                     5.73           5.65        5.56           5.35      4.92       4.53     4.04
101-09+                                     5.69           5.61        5.51           5.28      4.82       4.40     3.87
101-13+                                     5.66           5.57        5.46           5.21      4.71       4.26     3.70


LIBOR_6MO                                   4.96           4.96        4.96           4.96      4.96       4.96     4.96
LIBOR_1YR                                  5.131          5.131       5.131          5.131     5.131      5.131    5.131
CMT_1YR                                    4.681          4.681       4.681          4.681     4.681      4.681    4.681
Prepay                                    15 CPB         20 CPB      25 CPB         35 CPB    50 CPB     60 CPB   70 CPB




Swap Curve Mat     1MO     2MO 3MO     4MO  5MO     6MO 7MO     8MO     9MO    10MO    11MO     1YR    2YR    3YR  4YR   5YR
           Yld 4.58063 4.71125 4.8 4.85963 4.91 4.96375   5 5.03025 5.06038 5.08025 5.10075 5.12063 5.1075 5.0915 5.09 5.087

Swap Curve Mat     6YR    7YR   8YR    9YR 10YR  11YR  12YR 15YR   20YR  25YR   30YR
           Yld  5.0855 5.0845 5.083 5.0815 5.08 5.082 5.083 5.09 5.0945 5.089 5.0765

MSM 06-3AR Comp and OID                                          Trade Date           Settle Date
__1A1       50,000,000.00        100-00        100.00000          2/17/2006             2/28/2006
__1A2        3,350,000.00        100-00        100.00000
__1A3      314,433,000.00        99-31+         99.98438          2/17/2006       2/28, 3/1, 3/13
__1M1        6,081,000.00        100-00        100.00000
__1M2        2,746,000.00        100-00        100.00000
__1M3        2,157,000.00        100-00        100.00000
__1M4        1,962,000.00        100-00        100.00000
__1M5        1,569,000.00        100-00        100.00000
__1M6        1,177,000.00        100-00        100.00000
__1M7        1,177,000.00        100-00        100.00000
__1M8        1,373,000.00        100-00        100.00000
__1M9          785,000.00        100-00        100.00000
1AX        367,783,000.00          2-00          2.00000
1MX         19,027,000.00          3-00          3.00000
__R                100.00        100-00        100.00000
____2A1     67,000,000.00       100-22+        100.70313          2/22/2006             2/28/2006
____2A2      9,354,000.00        100-10        100.31250
____2A3     95,539,000.00        100-22        100.68750
____2A4      8,027,000.00       100-05+        100.17188
___M1       12,238,000.00        100-08        100.25000
___M2        2,651,000.00       100-05+        100.17188
___M3        4,079,000.00        99-14+         99.45313
___M4        1,632,000.00         99-12         99.37500
___M5        2,448,000.00        96-24+         96.76563
___M6        1,223,000.00         93-31         93.96875
__3A1      181,162,000.00       100-25+        100.79688          2/16/2006             2/28/2006  (sold 29MM)
__3A2       15,220,000.00       100-15+        100.48438
                                                                 101.322781
                                             Cover Price            101-103